                                                                    EXHIBIT 10.1

                              SAXTON INCORPORATED

                          EMPLOYEE STOCK OWNERSHIP PLAN

                               SAXTON INCORPORATED
                          EMPLOYEE STOCK OWNERSHIP PLAN

                                TABLE OF CONTENTS



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       ARTICLE I - PURPOSE OF THE PLAN---------------------------------------------------------------        I-1

          1.01     Designation.......................................................................        I-1
          1.02     Installation......................................................................        I-1
          1.03     Purpose...........................................................................        I-1
          1.04     Type of Plan......................................................................        I-2

       ARTICLE II - DEFINITIONS----------------------------------------------------------------------       II-1

          2.01     Account...........................................................................       II-1
          2.02     Acquisition Loan..................................................................       II-1
          2.03     Administrative Committee or Committee.............................................       II-1
          2.04     Affiliated Company or Affiliated Employer.........................................       II-1
          2.05     Allocation Date...................................................................       II-1
          2.06     Beneficiary.......................................................................       II-1
          2.07     Board of Directors................................................................       II-2
          2.08     Break in Employment...............................................................       II-2
          2.09     Company...........................................................................       II-3
          2.10     Company Stock.....................................................................       II-3
          2.11     Company Stock Account.............................................................       II-3
          2.12     Compensation......................................................................       II-3
          2.13     Early Retirement Date.............................................................       II-4
          2.14     Effective Date....................................................................       II-4
          2.15     Employee..........................................................................       II-4
          2.16     Employer..........................................................................       II-5
          2.17     Entry Date........................................................................       II-6
          2.18     ERISA.............................................................................       II-6
          2.19     Financed Shares...................................................................       II-6
          2.20     Fiscal Year.......................................................................       II-6
          2.21     Five Percent Owner................................................................       II-6
          2.22     Hours of Service..................................................................       II-6
          2.23     Internal Revenue Code.............................................................       II-7
          2.24     Key Employee......................................................................       II-8
          2.25     Loan Suspense Account.............................................................       II-8
          2.26     Net Profits.......................................................................       II-8
          2.27     Normal Retirement Age.............................................................       II-8
          2.28     Other Investment Account..........................................................       II-8
          2.29     Participant.......................................................................       II-9
          2.30     Participating Employer............................................................       II-9
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                               SAXTON INCORPORATED

                          EMPLOYEE STOCK OWNERSHIP PLAN

                          TABLE OF CONTENTS, CONTINUED


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          2.31     Period of Separation..............................................................       II-9
          2.32     Period of Service.................................................................       II-9
          2.33     Plan..............................................................................      II-10
          2.34     Predecessor Employer..............................................................      II-11
          2.35     Plan Year.........................................................................      II-11
          2.36     Prior Employer Plan...............................................................      II-11
          2.37     Reemployment Commencement Date....................................................      II-11
          2.38     Termination of Employment.........................................................      II-11
          2.39     Top-Heavy Plan....................................................................      II-11
          2.40     Total and Permanent Disability....................................................      II-14
          2.41     Trust.............................................................................      II-14
          2.42     Trustees..........................................................................      II-14
          2.43     W-2 Compensation..................................................................      II-14
          2.44     Year of Service...................................................................      II-14
          2.45     Additional Definitions............................................................      II-14

       ARTICLE III - PARTICIPATION IN THE PLAN-------------------------------------------------------      III-1

          3.01     Eligibility.......................................................................      III-1
          3.02     Eligibility Upon Reemployment.....................................................      III-1
          3.03     Automatic Participation...........................................................      III-2
          3.04     Disputes Regarding Eligibility....................................................      III-2

       ARTICLE IV - CONTRIBUTIONS--------------------------------------------------------------------       IV-1

          4.01     Employer Contributions............................................................       IV-1
          4.02     Participant Contributions.........................................................       IV-1
          4.03     Transfers from Other Qualified Plans..............................................       IV-1
          4.04     Rollover Contributions............................................................       IV-2
          4.05     Segregation of Rollovers..........................................................       IV-3

       ARTICLE V- ALLOCATIONS TO PARTICIPANTS' ACCOUNTS; ALLOCATIONS TO PARTICIPANTS' ACCOUNTS-------        V-1

          5.01     Existence of Separate Accounts....................................................        V-1
          5.02     Company Stock Accounts............................................................        V-1
          5.03     Other Investment Account..........................................................        V-1
          5.04     Allocation of Contribution and Forfeitures........................................        V-1
          5.05     Special Procedures for the Allocation Company Stock to Participant Company
                   Stock Accounts....................................................................        V-2
          5.06     Net Income (or Loss) of the Plan..................................................        V-3
          5.07     Investment Diversification of Company Stock Accounts..............................        V-4
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                               SAXTON INCORPORATED

                          EMPLOYEE STOCK OWNERSHIP PLAN

                          TABLE OF CONTENTS, CONTINUED



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       ARTICLE VI - LIMITATIONS ON ALLOCATIONS.......................................................       VI-1

          6.01     The Limitations on Allocations in General.........................................       VI-1
          6.02     Participation in this Plan and Limitations on Allocations.........................       VI-1
          6.03     Limitations Affecting Other Defined Contribution Plans............................       VI-1
          6.04     Limitations Affecting Other Defined Benefits Plans................................       VI-2
          6.05     Reduction of Excess Amounts.......................................................       VI-2
          6.06     Definitions.......................................................................       VI-3

       ARTICLE VII - RETIREMENT BENEFITS............................................................       VII-1

          7.01     Nature of Benefits................................................................      VII-1
          7.02     Early Retirement..................................................................      VII-1
          7.03     Payment of Retirement Benefits....................................................      VII-1

       ARTICLE VIII - DEATH BENEFITS-     VIII-1

          8.01     Nature of Benefits................................................................     VIII-1
          8.02     Designation of Beneficiary........................................................     VIII-1
          8.03     Commencement of Death Benefits....................................................     VIII-2

       ARTICLE IX - DISABILITY BENEFITS..............................................................       IX-1

          9.01     Disability Retirement Benefits....................................................       IX-1
          9.02     Determination of Disability.......................................................       IX-1

       ARTICLE X - BENEFITS UPON TERMINATION OF EMPLOYMENT...........................................        X-1

          10.01    Vesting Upon Termination of Employment............................................        X-1
          10.02    Calculation of Vested Interest in Company Stock Account and Other
                    Investment Account...............................................................        X-1
          10.03    Benefits Upon Termination of Employment...........................................        X-3
          10.04    Early Distribution................................................................        X-3
          10.05    Determination of Years of Service.................................................        X-4
          10.06    Breaks in Employment..............................................................        X-4
          10.07    Forfeitures and Allocation to Suspense Accounts...................................        X-5
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                               SAXTON INCORPORATED

                          EMPLOYEE STOCK OWNERSHIP PLAN

                          TABLE OF CONTENTS, CONTINUED

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       ARTICLE XI - PAYMENT OF BENEFITS--------------------------------------------------------------       XI-1

          11.01    Retirement, Disability and Death Benefits.........................................       XI-1
          11.02    Benefits Upon Termination of Employment...........................................       XI-1
          11.03    Methods of Payment of Benefits....................................................       XI-1
          11.04    Immediate Cash Out Option.........................................................       XI-2
          11.05    Minimum Amounts to be Distributed.................................................       XI-3
          11.06    Latest Date for Distribution to Begin.............................................       XI-3
          11.07    Benefit Commencement Date.........................................................       XI-3
          11.08    Distributions to Beneficiaries of Deceased Participants...........................       XI-4
          11.09    Reserved..........................................................................       XI-5
          11.10    Acceleration of Payments..........................................................       XI-5
          11.11    Benefits Payable by Trust.........................................................       XI-6
          11.12    Reserved..........................................................................       XI-6
          11.13    Special Restrictions Applying to Distributions of Company Stock...................       XI-6
          11.14    Payments to Incompetents..........................................................       XI-6
          11.15    Unclaimed Benefits................................................................       XI-6
          11.16    Loans to Participants.............................................................       XI-7
          11.17    Withdrawals prior to Termination of Employment....................................       XI-9
          11.18    Withholding on Distributions......................................................      XI-11

       ARTICLE XII - PROVISIONS APPLICABLE TO SALARY DEFERRALS---------------------------------------      XII-1

          12.01    Rules Applicable to Salary Deferrals..............................................      XII-1
          12.02    Special Definitions...............................................................      XII-1
          12.03    Tax-Deferred Contributions........................................................      XII-4
          12.04    Employer Contributions............................................................      XII-7
          12.05    Limitations on Contributions for Highly Compensated Employees.....................      XII-7
          12.06    Distribution of Excess Deferrals, Excess Contributions and
                    Excess Aggregate Contributions...................................................     XII-14
          12.07    Special Investment Directions.....................................................     XII-21
          12.08    Crediting of Tax-Deferred Contributions...........................................     XII-22
          12.09    Crediting of Employer Matching Contributions......................................     XII-22
          12.10    Crediting of Investment Earnings..................................................     XII-22

       ARTICLE XIII - BENEFIT CLAIMS PROCEDURES------------------------------------------------------     XIII-1

          13.01    Claim for Benefits................................................................     XIII-1
          13.02    Request for Review................................................................     XIII-1
          13.03    Decision on Request for Review....................................................     XIII-1
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                               SAXTON INCORPORATED

                          EMPLOYEE STOCK OWNERSHIP PLAN

                          TABLE OF CONTENTS, CONTINUED

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       ARTICLE XIV - INALIENABILITY OF BENEFITS------------------------------------------------------      XIV-1

          14.01    Inalienability of Benefits........................................................      XIV-1
          14.02    Divestment for Cause..............................................................      XIV-1

       ARTICLE XV - THE TRUSTEES---------------------------------------------------------------------       XV-1

          15.01    Trust Agreement...................................................................       XV-1

       ARTICLE XVI - ADMINISTRATION OF PLAN----------------------------------------------------------      XVI-1

          16.01    Appointment of Administrative Committee...........................................      XVI-1
          16.02    Resignation and Removal...........................................................      XVI-1
          16.03    General Administrative Power......................................................      XVI-1
          16.04    Investment Powers.................................................................      XVI-2
          16.05    Responsibility for Administration of the Trust Assets.............................      XVI-3
          16.06    Delegation of Powers..............................................................      XVI-3
          16.07    Investment Manager................................................................      XVI-3
          16.08    Professional Assistance...........................................................      XVI-4
          16.09    Actions by the Administrative Committee...........................................      XVI-4
          16.10    Responsibility of Fiduciary.......................................................      XVI-4
          16.11    Indemnity.........................................................................      XVI-4
          16.12    Payment of Expenses...............................................................      XVI-5
          16.13    Disclosure to Participants........................................................      XVI-5
          16.14    Withholding Compliance............................................................      XVI-6
          16.15    Accounting Procedures.............................................................      XVI-7
          16.16    Voting Company Stock..............................................................      XVI-8
          16.17    Tendering of Company Stock in Tender Offers.......................................      XVI-8

       ARTICLE XVII - AMENDMENT OF PLAN--------------------------------------------------------------     XVII-1

          17.01    Manner of Amendment...............................................................     XVII-1
          17.02    Effect Upon Trustees..............................................................     XVII-1

       ARTICLE XVIII - PERMANENCE OF THE PLAN--------------------------------------------------------    XVIII-1

          18.01    Right to Terminate Plan...........................................................    XVIII-1
          18.02    Merger or Consolidation of Plan...................................................    XVIII-1
          18.03    Discontinuance of Contributions...................................................    XVIII-1
          18.04    Termination of Plan...............................................................    XVIII-1
          18.05    Rights to Benefits................................................................    XVIII-2
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                               SAXTON INCORPORATED

                          EMPLOYEE STOCK OWNERSHIP PLAN

                          TABLE OF CONTENTS, CONTINUED


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       ARTICLE XIX - STATUS OF EMPLOYMENT RELATIONS..................................................      XIX-1

          19.01    Status of Employment Relations....................................................      XIX-1

       ARTICLE XX - EXCLUSIVE BENEFIT OF TRUST.......................................................       XX-1

          20.01    Limitation Upon Reversions........................................................       XX-1
          20.02    Limited Reversion to Employer.....................................................       XX-1

       ARTICLE XXI - INTERPRETATION OF THE PLAN......................................................      XXI-1

          21.01    Applicable Law and Conflict.......................................................      XXI-1
          21.02    Intent of Employer................................................................      XXI-1
          21.03    Counterparts......................................................................      XXI-1
          21.04    Gender and Number.................................................................      XXI-1
          21.05    Titles............................................................................      XXI-1

       ARTICLE XXII - TOP-HEAVY PLANS     XXII-1....................................................

          22.01    Special Top-Heavy Rules...........................................................     XXII-1
          22.02    Vesting Requirement...............................................................     XXII-1
          22.03    Change in Vesting Schedule for Non-Key Employees..................................     XXII-1
          22.04    Minimum Contribution Requirement..................................................     XXII-1
          22.05    Limitation on Compensation Requirement............................................     XXII-3
          22.06    Effect of Social Security.........................................................     XXII-3

       ARTICLE XXIII - PARTICIPATING EMPLOYERS.......................................................    XXIII-1

          23.01    Adoption by Affiliated Employers..................................................    XXIII-1
          23.02    Requirements of Participating Employers...........................................    XXIII-1
          23.03    Designation of the Company as Agent...............................................    XXIII-1
          23.04    Employee Transfers................................................................    XXIII-2
          23.05    Participating Employer Contributions..............................................    XXIII-2
          23.06    Amendment.........................................................................    XXIII-2
          23.07    Participating Employer Discontinuance.............................................    XXIII-2
          23.08    Committee Authority...............................................................    XXIII-3
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
                                    ARTICLE I

                               PURPOSE OF THE PLAN

       1.01 DESIGNATION. This Plan is designated the Saxton Incorporated Employee Stock Ownership Plan.

      1.02    INSTALLATION.

       (a) This instrument functions as a vehicle into which the Profit Sharing Plan for Employees of Jim Saxton, Inc. may be merged as of December 31, 1995, and is adopted to accomplish purposes set forth in Sections 1.02(b) and (c) below.

       (b) This Plan is designed to comply with the requirements of the Internal Revenue Code of 1986 as amended by the Tax Reform Act of 1986 (TRA `86), and all subsequent legislation related thereto.

       (c) The Plan is further designed to allow certain salary deferral provisions to be implemented by separate action of the Board of Directors as detailed in Article XII.

       1.03    PURPOSE.

       (a) The purpose of this Plan is to enable participating Employees to share in the growth and prosperity of the Company (the "Company") and to provide Participants with an opportunity to accumulate capital for their future economic security. The Company plans to accomplish this purpose without deducting amounts from Participant paychecks and without requiring Participants to invest their personal funds, except to the extent that the Code section 401(k) provisions detailed in
                 Article XII may be applicable.

       (b) This Plan will enable Participants to share in growth and prosperity of the Company through the acquisition of Company Stock. Therefore, Employer contributions to the Plan are designed to be invested primarily in Company Stock. This Plan is also designed to be available as a technique of corporate financing for the Company. Accordingly, it may be used to accomplish the following objectives:

                 (i) To meet general financing requirements of the Company, including capital growth and transfers in the ownership of Company Stock;

                 (ii) To provide Participants with beneficial ownership of Company Stock; and

                 (iii) To receive loans (or other extensions of credit) to finance the acquisition of Company Stock, with such loans to be repaid by Employer contributions to the Plan and dividends received on such Company Stock.

       1.04    TYPE OF PLAN.

       (a) The Plan is a stock bonus plan under Section 401(a) of the Internal Revenue Code and an employee stock ownership plan under Section 4975(e)(7) of the Internal Revenue Code.

       (b) All assets of the Plan will be administered, distributed, forfeited and otherwise governed by the provisions of this Plan. The Plan is administered by the Administrative Committee for the exclusive benefit of Participants and their Beneficiaries.



                                      I-2
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                                   ARTICLE II

                                   DEFINITIONS


      2.01 ACCOUNT. Any of the two (2) accounts maintained to record the interest of a Participant under the Plan. The term "Account" shall include a Participant's Company Stock Account and Other Investment Account and all sub-accounts of such Participant's Company Stock Account and all sub-accounts of such Participant's Other Investment Account.

      2.02 ACQUISITION LOAN. A loan, or other extension of credit used to finance the acquisition of Company Stock, which loan may constitute an extension of credit to the Plan from a party in interest as defined in ERISA.

      2.03 ADMINISTRATIVE COMMITTEE OR COMMITTEE. The person or persons appointed to administer the Plan in accordance with the provisions of Article
XVI. The Administrative Committee, acting as an agent of the Employer, shall be a "Named Fiduciary" within the meaning of Section 402(a)(2) of ERISA.

      2.04 AFFILIATED COMPANY OR AFFILIATED EMPLOYER. The Company and any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Company; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in
Section 414(m) of the Code) which includes the Company; any "leasing organization" (as defined in Section 414(n) of the Code) to the extent its employees constitute "leased employees" (within the meaning of Code Section 414(n)) with respect to a Participating Employer; and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.

      2.05 ALLOCATION DATE. The 31st day of December of each year (the last day of each Plan Year) or such other date(s) that the Committee may elect to facilitate the provisions of Article XII.

      2.06 BENEFICIARY. The person or persons entitled to receive any benefit under the Plan in the event of a Participant's death.

      2.07 BOARD OF DIRECTORS. The Board of Directors of the Company or its successor in interest resulting from merger, consolidation or transfer of substantially all assets, which expressly agrees in writing to continue the Plan.

      2.08 BREAK IN EMPLOYMENT. The separation from Service with the Employer, all Affiliated Employers or any Predecessor Employer as a result of resignation, discharge, death, disability or retirement. See also Termination of Employment. In determining whether and when a Break in Employment has occurred, the following rules shall apply:

      (a) A Break in Employment shall not occur solely by reason of a leave of absence authorized by the Employer or an Affiliated Employer in accordance with established nondiscriminatory policies or a vacation, military or maternity/paternity leave. Effective August 5, 1993, leaves of absence shall also be granted in accordance with the requirements of The Family and Medical Leave Act of 1993. Accordingly, an eligible Employee with more than one year of continuous service, during which the Employee worked at least one thousand two hundred and fifty (1,250) hours, may take up to a total of twelve (12) weeks in a twelve (12)-month period for unpaid family care leave. An Employee taking family care leave shall be required to substitute for family care leave, any of the Employee's accrued vacation leave or other accrued time off during this period or any other paid or unpaid time off negotiated with the Employer. However, an Employee shall not use paid personal or sick leave during the period of the family care leave unless mutually agreed to by the Employee and the Employer.

      (b) Failure to return to work after the expiration of any leave of absence shall be considered a resignation effective as of the earlier of (1) expiration of such leave of absence, or (2) twelve
            (12) months following the commencement of such leave of absence, except in the case of maternity or paternity leave where the initial one (1)-year period of severance shall not be counted.

      (c) A Break in Employment shall not occur solely by reason of a layoff from the Employer or an Affiliated Employer, but a Break in Employment shall occur on the earlier of (1) a refusal by the Employee to return to the employ of the Employer or

            Related Employer, or (2) twelve (12) months following the commencement of such layoff.

      (d) Failure of any Employee on military leave to make application for reemployment within the period of time during which he is entitled to retention of reemployment rights under applicable laws of the United States shall be considered a resignation effective as of the expiration date of such reemployment rights.

      2.09  COMPANY. Saxton Incorporated, and any successor thereto.

      2.10 COMPANY STOCK. Shares of common stock of the Company which shares constitute "Employer Securities" under Section 409(1) of the Internal Revenue Code.

      2.11 COMPANY STOCK ACCOUNT. The separate Account of a Participant reflecting all Employer contributions to the Plan invested in Company Stock.

      2.12 COMPENSATION. The aggregate of all payments for services made by the Employer to or for the benefit of an Employee during a Plan Year as reflected on the Employee's W-2 Compensation for the calendar year. The term "Compensation" shall not include directors' fees, incentive compensation, commissions, auto expenses, other extra compensation, any contribution by the Employer under this Plan or any contribution by the Employer under any other plan qualified under
Section 401 of the Code maintained by the Employer that are not reflected on Form W-2. Compensation shall, however, include any remuneration which may be currently excluded from the Participant's gross income by reason of the application of Sections 125, 402(a)(8), 402(h)(l)(B), or 403(b) of the Code.

      In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the Omnibus Budget Reconciliation Act of 1993 (OBRA `93) annual Compensation limit. The OBRA `93 annual Compensation limit is one hundred fifty thousand dollars ($150,000), as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than twelve (12) months, the OBRA `93 annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12).

      For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA `93 annual Compensation limit set forth in this provision.

      If the Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA `93 annual Compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA `93 annual Compensation limit is one hundred fifty thousand dollars ($150,000).

      Notwithstanding the above provisions to the contrary, Compensation earned but not paid in a Plan Year may include amounts earned but not paid in a Plan Year because of the timing of pay periods and pay days if such amounts are paid during the first few weeks of the next following Plan Year, the amounts are included on a uniform and consistent basis with respect to all similarly situated Employees, and no Compensation is included in more than one Limitation Year.

      2.13 EARLY RETIREMENT DATE. The date of a Participant's retirement prior to his Normal Retirement Date in accordance with the provisions of
Section 7.02.

      2.14 EFFECTIVE DATE. December 29, 1995, except in regard to Elective Deferrals which shall be effective as of the date of activation by the Board of Directors pursuant to Article XII.

      2.15  EMPLOYEE.

      (a) Any person who is employed by the Employer as a common law employee. The term "Employee" does not include any nonresident alien who does not receive wages, salary or other amounts as compensation from the Employer for personal services rendered in the United States.

      (b) Any Leased Employee shall be treated as an employee of the recipient employer. Contributions or benefits provided by the leasing organization which are attributable to services performed for the recipient employer shall, however, be treated as provided by the recipient employer. The preceding sentence shall not apply to any Leased Employee if such employee is covered by a money purchase pension plan providing:

            (i) A nonintegrated Employer contribution rate of at least ten percent (10%) of Compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125, Section 402(a)(8), Section 402(h) or Section 403(b) of the Code,

            (ii)  Immediate participation, and

            (iii) Full and immediate vesting; and

            (iv) Leased Employees do not constitute more than twenty percent (20%) of the Employer's nonhighly compensated work force.

      (c) For purposes of Section 2.15(b), the term "Leased Employee" means any person (other than an employee of the recipient) who, pursuant to an agreement between the recipient and any other person ("Leasing Organization"), has performed services for the recipient (or for the employer and related persons determined in accordance with Section 414(n)(6) of the Internal Revenue
            Code) on a substantially full-time basis for a period of at least one (1) year and such services are of a type historically performed by employees in the business field of the recipient employer.

      2.16 EMPLOYER. The Company and any successor organization or corporation resulting from the merger, consolidation or transfer of substantially all of its assets, where such successor shall expressly agree in writing to continue this Plan. The term "Employer" shall also include any Affiliated Company of the Company authorized by the Board of Directors of the Company to join this Plan provided such Affiliated Company expressly agrees in writing to join in this Plan.

      2.17 ENTRY DATE. The first day of the Plan Year, or the first day of the payroll period when and if the provisions of Article XII become operable, coinciding with or following satisfaction of the eligibility requirements set forth in Article III.

      2.18 ERISA. The Employee Retirement income Security Act of 1974, as amended from time to time. References to any section of ERISA shall include any successor provision thereto.

      2.19 FINANCED SHARES. Shares of Company Stock acquired with the proceeds of an Acquisition Loan.

      2.20 FISCAL YEAR. The accounting period adopted by the Employer for Federal income tax purposes.

      2.21 FIVE PERCENT OWNER. An Employee who owns (or is considered as owning) within the meaning of Section 318 of the Internal Revenue Code more than five percent (5%) of the outstanding stock (or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Company) of the Company.

     2.22   HOURS OF SERVICE.

      (a) Each hour for which an Employee is directly or indirectly paid, or entitled to payment, by the Employer for the performance of duties, plus each hour for which credit is not otherwise given for the performance of duties with respect to which back pay is awarded or agreed to by the Employer, computed without regard to any mitigation of damages and credited to the Plan Year in which the Employee performed the duties or with respect to which the back pay award or agreement pertains;

      (b) Each hour, up to a maximum of five hundred-one (501) hours for any single continuous period, for which an Employee is directly or indirectly paid, or entitled to payment, by the Employer for reasons other than the performance of duties (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, excluding any such hours for which payment is made or due under a plan maintained solely for the purpose of complying with the applicable workers' compensation, unemployment compensation or disability insurance laws and state disability payments, or which reimburses an Employee solely for medical or medically related expenses which he has incurred and credited to the applicable Plan Year. Any hours for which back pay is awarded for a period during which no duties are performed shall also be subject to the five hundred-one (501) hours maximum credit for any single continuous period; and

      (c) Each hour, up to a maximum of five hundred-one (501) hours for any single continuous period, of absence incurred by an Employee for the purpose of:

            (i)   Pregnancy,

            (ii)  Birth of a child,

            (iii) Adoption of a child, or

            (iv) Caring for a child immediately following birth or an adoption.

                  Such Employee shall be treated as having completed either the number of hours that would have been completed except for such absence or eight (8) Hours of Service for each normal workday where normal work hours are not known. Any hours required to be credited pursuant to this subsection (c) must be credited only (v) in the Plan Year in which the absence begins, if such crediting is necessary to prevent a Break in Employment during such Year or (vi) in the following Plan Year.

      (d) Each other hour for which an Employee must be credited, pursuant to any applicable Federal law.

                  In determining the number of Hours of Service to be credited to an Employee for reasons other than the performance of duties, as well as in determining the Plan Year to which all Hours of Service should be credited, the rules of Section 2530.200b-2(b) and (c) of the Department of Labor regulations shall be followed to the extent such rules are not incorporated in this Plan document.

      2.23 INTERNAL REVENUE CODE. The Internal Revenue Code of 1986, as amended from time to time. References to any section of the Internal Revenue Code or Code shall include any success or provision thereto. References to regulations by the Secretary of the Treasury shall refer to regulations promulgated under the Internal Revenue Code.

      2.24 KEY EMPLOYEE. Any individual characterized as a Key Employee under
Section 416(i) of the internal Revenue Code and the regulations promulgated thereunder. For the purposes of determining whether an individual is a Key Employee under Section 416(i) and the regulations promulgated thereunder, "Compensation" shall mean W-2 Compensation earned by a Participant during a Plan Year. Any individual not characterized as a Key Employee shall be a Non-Key Employee.

      2.25 LOAN SUSPENSE ACCOUNT. An account on the books and records of the Plan to which are allocated Plan assets that are not allocated to the Accounts of Participants.

      2.26  NET PROFITS.

      (a) As to the Company, the consolidated current and accumulated net profits for any Plan Year, determined under generally accepted accounting principles, before provisions for Federal, state and local income taxes and contributions under the Plan.

      (b) As to any other Affiliated Company that joins the Plan, Net Profits shall mean the current and accumulated earnings and profits of the Affiliated Company, computed in accordance with generally accepted accounting principles. but adjusted to eliminate deductions for:

            (i) Amounts paid or payable to the Plan during the Plan Year as the Employer's contribution under the Plan, and

            (ii) The Employer's Federal, state and local income taxes with respect to the Plan Year.

      2.27 NORMAL RETIREMENT AGE. The date on which a Participant attains the later of his sixty-fifth (65th) birthday or the fifth (5th) anniversary of the date he became a Participant.

      2.28 OTHER INVESTMENT ACCOUNT. The separate Account of a Participant reflecting the Employer's contributions to the Plan and earnings thereon and, when applicable, any sub-accounts required to administer the Salary Deferral provisions of the Plan, to the extent funds are not invested in Company Stock.

      2.29 PARTICIPANT. An eligible Employee who becomes a Participant in the Plan as provided in Article III. A Participant ceases to be a Participant when all funds in his Accounts under the Plan have been distributed.

      2.30 PARTICIPATING EMPLOYER. The Employer and each Affiliated Employer and any such other business entity which, by written acknowledgment of its authorized officers and with the written approval of the Employer, elects to participate in this Plan.

      2.31 PERIOD OF SEPARATION. The period of time commencing with the date an Employee incurs a Break in Employment and ending with the date such Employee is first credited with an Hour of Service by the Employer or an Affiliated Employer.

      2.32 PERIOD OF SERVICE. The time period commencing with the Employee's Employment Date and ending on the date a Break in Employment occurs; provided, however, a Period of Service for these purposes includes a Period of Separation of less than twelve (12) consecutive months. An Employee who separates from Service and later resumes employment with the Employer or an Affiliated Employer following a Period of Separation of twelve (12) consecutive months or longer shall be treated as a new Employee and shall not be entitled to have the Period of Service he completed prior to the Break in Employment aggregated with his Service subsequent to resumption of employment unless:

      (a) At the time of his Break in Employment he had a vested interest in a benefit hereunder provided by Employer contributions;

      (b) The Employee resumes employment before his Period of Separation equals or exceeds sixty (60) consecutive months; or

      (c) He resumes employment before his Period of Separation equals or exceeds his Period of Service completed prior to his Break in Employment.

      If the Employee satisfies either condition (a), condition (b) or condition
(c) of the preceding sentence, his Period of Service completed prior to his Break in Employment will be aggregated with Service subsequent to resumption of employment.

      Service with Jim Saxton, Inc. and to the extent required under
Section 414(a) of the Code and Regulations issued thereunder, Period of

Service shall include Service for a Predecessor Employer. "Service" means an Employee's period of employment with the Employer or an Affiliated Employer.

      2.33 PLAN. The Saxton Incorporated Employee Stock Ownership Plan as set forth in this instrument as amended from time to time.

      2.34 PLAN YEAR. Initially, the period commencing on December 29, 1995 and ending on December 31, 1995. Thereafter, the twelve (12) consecutive month period beginning on January 1st and ending on December 31st of each year.

      2.35 PREDECESSOR EMPLOYER. Any corporation, partnership, or sole proprietorship, or a division thereof, a substantial part of the assets of which are acquired by the Employer either by purchase from, or liquidation, merger or consolidation of or with, such other corporation, partnership, or sole proprietorship, which has been designated by the Employer as a Predecessor Employer for purposes of this Plan and shall in all events include Jim Saxton, Inc.

      2.36 PRIOR EMPLOYER PLAN. The Profit Sharing Plan for Employees of Jim Saxton, Inc. as in effect on December 31, 1995 the effective date of its merger into this Plan.

      2.37 REEMPLOYMENT COMMENCEMENT DATE. The date an Employee is reemployed by the Employer following a Break in Employment resulting in Termination of Employment from the Employer.

      2.38 TERMINATION OF EMPLOYMENT. Termination of employment with the Employer, whether voluntarily or involuntarily, other than by reason of a Participant's retirement on or after attaining the age of sixty-five (65) years, his Early Retirement, his sustaining Total and Permanent Disability or his death.

      2.39  TOP-HEAVY PLAN

      (a) This Plan in any Plan Year if any of the following conditions exist:

            (i) if the Top-Heavy Ratio for this Plan exceeds sixty percent (60%) and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

            (ii) if this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds sixty percent (60%).

            (iii) if this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

      (b) For the purposes of this Section 2.39 the following definitions shall apply:

            (i) DETERMINATION DATE. In all Plan Years except the first Plan Year, the last day of the preceding Plan Year. The Determination Date in the first Plan Year shall be the last day of that Plan Year.

            (ii) PRESENT VALUE. Present value based upon the Top-Heavy present value assumptions set forth in the Pension Plan.

            (iii) PERMISSIVE AGGREGATION GROUP. The Required Aggregation Group
                  of Plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Internal Revenue Code.

            (iv)  REQUIRED AGGREGATION GROUP.

                  (A) Each qualified plan of the Employer in which at least one (1) Key Employee participates or participated at any time during the determination period regardless of whether the Plan has terminated; and

                  (B) Any other qualified plan of the Employer which enables a plan described in Section 2.39(b)(iv)(A) to meet the requirements of Sections 401(a)(4) or 410 of the Internal Revenue Code.

             (v)  TOP-HEAVY RATIO.

                  (A) If the Employer maintains one (1) or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which, during the five (5) year period ending on the Determination Date, has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction. The numerator of this Top-Heavy Ratio fraction is equal to the sum of the account balances of all Key Employees as of the Determination Date (including any part of any account balance distributed in the five (5)-year period ending on the Determination Date). The denominator of this Top-Heavy Ratio fraction is equal to the sum of all account balances (including any part of any account balance distributed in the five (5)-year period ending on the Determination Date). The numerator and denominator of the Top-Heavy fraction are computed in accordance with Section 416 of the Internal Revenue Code and the regulations promulgated thereunder. Both the numerator and denominator of the Top-Heavy Ratio are adjusted to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Internal Revenue Code and the regulations promulgated thereunder.

                  (B) If the Employer maintains one (1) or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one (1) or more defined benefit plans which during the five (5)-year period ending on the Determination Date has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction. The numerator of this Top-Heavy Ratio fraction is equal to the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, (determined in accordance with Section 2.39(b)(iv)(A) above) and the Present Value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date. The denominator of this Top-Heavy Ratio fraction is equal to the sum of the account balances under the aggregated defined contribution plan or plans for all participants, (determined in accordance with Section 2.39(b)(iv)(A) above), and the Present Value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date. Both the numerator and the denominator of this Top-Heavy Ratio fraction are determined in accordance with Section 416 of the Internal Revenue Code and the regulations promulgated thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are adjusted for any distribution of an accrued benefit made in the five (5)-year period ending on the Determination Date.

                  (C) For purposes of Sections 2.39(b)(iv)(A) and 2.39(b)(iv)(B) above, the value of account balances and the present value of accrued benefits in all Plans for all Plan Years except the first and second Plan Years of a defined benefit plan will be determined as of the most recent Valuation Date that falls within or ends with the twelve (12) month period ending on the Determination Date. The value of account balances and the Present Value of account benefits in the first and second years of a defined benefit plan will be determined in accordance with Section 416 of the Internal Revenue Code and the regulations promulgated thereunder.
                        The account balances and accrued benefits of a Participant who is not a Key Employee but who was a Key Employee in a prior year or who has not been credited with at least one (1) Hour of Service with the Employer maintaining the Plan at any time during the five (5)-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Internal Revenue Code and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. For purposes of this Section, accrued benefits attributable to nondeductible employee contributions shall be treated as part of the total accrued benefit. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

            (v) VALUATION DATE. For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. The Valuation Date for the first Plan Year shall be the last day of that Plan Year.

      2.40 TOTAL AND PERMANENT DISABILITY. Physical and/or mental incapacity of such a nature that it prevents a Participant from engaging in or performing the principal duties of his customary employment or occupation on a continuing or sustaining basis.

      2.41 TRUST. The trust created by the related Trust document between the Employer and the Trustees for the purpose of receiving contributions and holding, investing and reinvesting funds for the benefit of Participants and their Beneficiaries in accordance herewith.

      2.42 TRUSTEES. Any trustee or trustees acting pursuant to the Trust document for this Plan. The Trustees shall be "Named Fiduciaries" within the meaning of Section 402(a)(2) of ERISA.

      2.43 W-2 COMPENSATION. Compensation as reflected on Internal Revenue Service Form W-2 which meets the requirements of Code Section 414(s).

      2.44 YEAR OF SERVICE. A twelve (12)-month period during which a Participant does not incur a Break in Service. Years of Service for vesting purposes shall include Years of Service with an Affiliated Company. For purposes of determining eligibility to participate, the twelve (12)-month period used to determine whether an Employee has completed a Year of Service shall be the initial twelve consecutive month period which begins with the first date on which an Employee is credited with an Hour of Service and each anniversary thereof.

      2.45 ADDITIONAL DEFINITIONS. In addition to the terms defined in the foregoing sections of this Article, certain defined terms used solely in specific sections or articles are defined therein.

                                   ARTICLE III

                            PARTICIPATION IN THE PLAN


      3.01  ELIGIBILITY.

      (a) Each Employee who was a Participant in the Prior Employer Plan on December 28, 1995 shall be a Participant in this Plan as of December 29, 1995. All other Employees shall be eligible to become a Participant on the Entry Date coinciding with or next following the date upon which such Employee has completed one (1) Year of Service provided such Employee is employed by the Employer on such Entry Date.

      (b) Notwithstanding the foregoing, any Leased Employee or any Employee included in a unit of employees covered by a collective bargaining agreement shall be ineligible to participate in this Plan if retirement benefits were the subject of good faith bargaining between Employee Representatives and the Employer in the negotiation of such agreement unless such agreement expressly provides for inclusion of such person as a Participant in this Plan. For this purpose, the term "Employee Representatives" does not include any organization of which more than half the members are Employees who are owners of the Employer.

      (c) Subsequent to the date the Board of Directors elects to activate the salary deferral provisions provided in Article XII, each Employee who has completed ninety (90) days of service shall be eligible to make a salary deferral election.

      3.02 ELIGIBILITY UPON REEMPLOYMENT. A Participant who terminates his service with the Employer and subsequently is reemployed shall become a Participant in the Plan as of his Reemployment Commencement Date. Any reemployed Participant who terminates his service who does not have a nonforfeitable right to all or a portion of his Company Stock Account or Other Investment Account at the time of his Termination of Employment




                                      III-1
who is reemployed and who accrues at least one (1) Hour of Service with the Employer shall become immediately eligible for an allocation of Employer contributions and forfeitures as of his Reemployment Commencement Date if his Period of Service following his Termination of Employment does not equal or exceed the greater of five (5) or the aggregate number of Years of Service accrued by such former Participant prior to his Termination of Employment. Any Participant who terminates service, is subsequently reemployed and is not immediately eligible for an allocation of Employer contributions and forfeitures upon reemployment under the provisions of this Section 3.02 as set forth above, shall be eligible for an allocation of Employer contributions and forfeitures in the Plan Year commencing on the first Entry Date coinciding with or next following the date upon which such reemployed Participant has completed one (1) Year of Service with the Employer following reemployment provided such Employee is employed by the Employer on such Entry Date.

      3.03 AUTOMATIC PARTICIPATION. An Employee eligible to participate in this Plan in accordance with provisions of this Article shall automatically become a Participant in the Plan on the date he is so eligible. Each such eligible Employee shall be notified that he is a Participant in the manner and within the time prescribed by law.

      3.04 DISPUTES REGARDING ELIGIBILITY. The Administrative Committee shall resolve all disputes regarding the eligibility of any Employee to participate in the Plan.



                                     III-2

                                   ARTICLE IV

                                  CONTRIBUTIONS


      4.01  EMPLOYER CONTRIBUTIONS.

      (a) Commencing with the Plan Year commencing on the Effective Date, and for each Plan Year thereafter, the Employer shall contribute to the Trust out of its Net Profits, if any, an amount determined by the Board of Directors of the Company. In no event, however, may the total amount contributed in any Plan Year exceed fifteen percent (15%) of the total Compensation paid or accrued during the Plan Year less any amounts contributed under Article XII together with the maximum amount deductible under the "carryover" provisions of Section 404(a)(3) of the Internal Revenue Code, the maximum amount deductible under Section 404(a)(9) of the Internal Revenue Code as interest and principal payments on any Acquisition Loan and the amount deductible under the provisions of Section 404(k) of the Code as dividends paid on certain Employer Securities. Notwithstanding the foregoing, Employer contributions are also subject to any other restrictions imposed on stock bonus plans and employee stock ownership plans under Section 404 of the Internal Revenue Code.

      (b) Employer contributions may be paid in cash or shares of Company Stock, as determined by the Employer. The foregoing notwithstanding, Employer contributions shall be paid in cash to the extent needed to provide the Plan with cash sufficient to pay any currently maturing obligations under any Acquisition Loan or to comply with any other requirements contained in this Plan. Employer contributions for each Plan Year shall be paid to the Trustee not later than the due date (including any extension) for filing the Employer's Federal income tax return for the Fiscal Year during or with which such Plan Year ends.

      4.02 PARTICIPANT CONTRIBUTIONS. No Participant shall be required or permitted to make contributions to the Plan, except to the extent allowed by
Article XII should the Board of Directors activate the Salary Deferral provisions.

      4.03 TRANSFERS FROM OTHER QUALIFIED PLANS. Notwithstanding any other provision hereof, there may be transferred to the Trustee of this Plan all or any of the assets held (whether by a trustee, custodian or otherwise) on behalf of any other plan, excluding any plan subject to the Qualified Joint and Survivor Annuity requirement of the Code, which satisfies the applicable requirements of Sections 401(a) or 403(a) of the Internal Revenue Code, and which is maintained for the benefit of any persons who are or are about to become Participants in this Plan. Transferred amounts shall, at all times, meet the requirements of Code Section 414(l) and, notwithstanding any other provisions hereof, benefits available under the transferor plan which are protected under the provisions of Code Section 411(d)(6) shall be provided with respect to the assets transferred to this Plan. Accordingly, effective as of December 31, 1995, the Predecessor Employer Plan shall be merged into this Plan and as soon as feasible, the transferred balances shall be invested in Company Stock.

      4.04 ROLLOVER CONTRIBUTIONS. Notwithstanding any other provision hereof, the Trustee shall be authorized to accept assets from a person who is or is about to become a Participant in this Plan, provided the transfer of such assets to this Plan qualifies as a rollover contribution within the meaning of Section 402(c) or Section 403(c) of the Internal Revenue Code.

      (a)   An amount will qualify as a rollover contribution if it:

            (i)   Meets the criteria of Section 11.18; or

            (ii) Represents the balance to his credit of a conduit individual retirement plan; and (in either case)

            (iii) Is contributed to the Plan within sixty (60) days following distribution of such amount to him.

      (b)   An amount will not qualify if:

            (i) It includes any amount which constituted or was treated as a contribution made by the Employee to such plan; or

            (ii) It includes any amount which constituted or was treated as attributable to contributions made on behalf of the Employee while he was a Key Employee in a Top-Heavy plan.

      The Committee shall require the Participant to provide reasonable evidence that any such amount meets the above requirements. Failure of the Participant to provide such evidence will preclude the Plan's acceptance of any such amount.

      4.05 SEGREGATION OF ROLLOVERS. Notwithstanding any other provision hereof, amounts transferred to the Trustee of this Plan pursuant to Sections 4.03 and
4.04 shall be maintained in separate accounts and shall be applied solely for the benefit of the Participant on whose behalf such amounts were transferred. Such amounts shall not be applied to provide any accrued benefit provided by this Plan. Such amounts shall, however, be credited with their proportionate share of the Trust's realized and unrealized earnings and losses except where the Trustee or the Participant, with the consent of the Committee, designates a separate and distinct investment vehicle for those amounts.

                                    ARTICLE V

                      ALLOCATIONS TO PARTICIPANTS' ACCOUNTS


      5.01 EXISTENCE OF SEPARATE ACCOUNTS. Two (2) separate Accounts shall be maintained by the Administrative Committee to reflect each Participant's interest in the Plan and such other sub-accounts as necessary to reflect any Salary Deferral provisions of the Plan.

      5.02 COMPANY STOCK ACCOUNT. The Company Stock Account maintained for each Participant will be credited annually with such Participant's allocable share of Company Stock purchased and paid for under the Plan or contributed in kind, with any forfeitures of Company Stock and with any stock dividends on Company Stock also allocated to such Participant's Company Stock Account.

      5.03 OTHER INVESTMENT ACCOUNT. The Other Investment Account maintained for each Participant will include all assets of the Plan other than Loan Suspense Account balances, and shares of Company Stock, and will be credited (or debited) annually with net income (or loss) of the Plan allocated to it in accordance with Section 5.06, with any cash dividends on Company Stock allocated to such Participant's Company Stock Account and with his allocable share of Company contributions in cash and any forfeitures from the Other Investment Accounts of other Participants. The Other Investment Account will be debited for its share of any cash payments made under the Plan for the purchase of Company Stock or for the payment of principal and/or interest on an Acquisition Loan. Any Salary Deferrals and related Sub-accounts provided pursuant to Article XII shall be accounted for hereunder.

      5.04  ALLOCATION OF CONTRIBUTION AND FORFEITURES.

      (a)   Subject to the requirements of Section 5.05 and the provisions of
            Article XII, if applicable, and Article XXII, Employer contributions and forfeitures shall be allocated among the Accounts of all Participants who:

            (i)   Were employed by the Employer during the Plan Year;

            (ii) Have completed one thousand (l000) or more Hours of Service with the Employer for such Plan Year;

            (iii) Were employed by the Company or an Affiliated Employer on the last day of the Plan Year or separated prior thereto as a result of Retirement, Death or Disability; and

            (iv) Are not reemployed Participants excluded from eligibility for an allocation of Employer contributions under the provisions of Section 3.02.

      (b) Subject to the provisions of Section 5.05 and Article XII, if applicable, the allocation of all Employer contributions and forfeitures shall be made in accordance with this Section 5.04 in the proportion that such eligible Participant's Compensation for such Plan Year while a Participant bears to the total Compensation of all Participants for such Plan Year.

      (c) Subject to the provisions of Section 5.05 and Article XII, if applicable, the Administrative Committee shall allocate all forfeitures before allocating any Employer contributions. Forfeitures shall be allocated to Accounts of other eligible Participants in accordance with the provisions of Section 5.04(b).

      5.05 SPECIAL PROCEDURES FOR THE ALLOCATION OF COMPANY STOCK TO PARTICIPANT COMPANY STOCK ACCOUNTS.

      (a) All Financed Shares shall initially be credited to the Loan Suspense Account and shall be allocated to the Company Stock Accounts of Participants only as payments on the Acquisition Loan are made by the Trustee. The number of Financed Shares to be released from the Loan Suspense Account for allocation to each Participant's Company Stock Account for each Plan Year shall be determined by the Administrative Committee in accordance with this Section 5.05.

      (b)   Unless Section 5.05(c) is applicable, the number of Financed
            Shares held in the Loan Suspense Account immediately before the release for the current Plan Year shall be multiplied by a fraction. The numerator of the fraction shall be the total amount of principal and interest paid on the Acquisition Loan for such Loan Suspense Account for that Plan Year. The denominator of the fraction shall be the sum of the numerator plus the total payments of principal and interest on the Acquisition Loan for such Loan Suspense Account projected to be paid for all future Plan Years. For this purpose, the interest to be paid in future years is to be computed by using the interest rate in effect as of the Allocation Date.

      (c) The Administrative Committee may elect at the time an Acquisition Loan is incurred or the Acquisition Loan documents may provide for the release of Financed Shares from the Loan Suspense Accounts based solely upon the ratio that the payments of principal for each Plan Year bear to the total principal amount of each respective Acquisition Loan. This special method may be used to the extent that:

            (i) Each Acquisition Loan provides for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten (10) years;

            (ii) Interest included in any payment on each Acquisition Loan is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables; and

            (iii) The entire duration of each Acquisition Loan repayment period does not exceed ten (10) years, including any term of a renewal, extension or refinancing of the Acquisition Loan.

     5.06   NET INCOME (OR LOSS) OF THE PLAN.

      (a) The net income (or loss) of the Plan assets for each Plan Year will be determined as of the Allocation Date. Each eligible Participant's share of any net income (or loss) attributable to all Plan assets will be allocated prior to the allocation of Employer contributions and forfeitures in the ratio that the sum of the balances of his Company Stock Account and his Other Investment Account on the preceding Allocation Date (reduced by the amount of any distribution from such Accounts during the Plan Year) bears to the sum of all Company Stock Account and Other Investment Account balances for all Participants as of that date.

      (b) The net income (or loss) of the Plan includes the increase (or decrease) in the fair market value of the Plan assets (other than Company Stock), interest income, dividends and other income and gains (or loss) attributable to Plan assets (other than any dividends on allocated shares of Company Stock) since the preceding Allocation Date, reduced by any expenses charged to the Plan for that Plan Year. The computation of the net income (or loss) of the Plan shall not take into account any interest paid on any Acquisition Loan.

      (c) Any cash dividends received on shares of Company Stock allocated to Participant's Company Stock Accounts will be allocated to the Other Investment Accounts of such Participant and invested as soon as possible in Company Stock. Any cash dividends received on unallocated shares of Company Stock shall be included in the computation of net income (or loss) of the Plan.

      5.07  INVESTMENT DIVERSIFICATION OF COMPANY STOCK ACCOUNTS.

      Although Participant Accounts are normally invested in Employer Securities through the Company Stock Accounts, this Section, beginning with the Plan Year commencing on January 1, 2005 (which shall be deemed the tenth (10th) anniversary of the initial effective date of the ESOP feature of this Plan and the earliest that any Participant will have ten (10) years of Plan participation) will permit "qualified Participants" (see subsection 5.07(e)) to elect to diversify the manner in which their Company Stock Accounts are invested, except as provided in subsection 5.07(c).

      (a) Except as provided in subsection 5.07(c), each qualified Participant may elect, within ninety (90) days after the end of each Plan Year which falls within his or her "diversification period" (see subsection 5.07(e)), to have the "eligible portion" (see subsection 5.07(e)) of his or her Company Stock Account invested in one or more of at least three investment options which may be offered under the Plan in lieu of being invested in Company Stock. Investment options shall be selected by the Administrative Committee in accordance with
            Section 12.07 and shall be consistent with the requirements of applicable Treasury Regulations.

      (b) If a qualified Participant elects to diversify the investment of his or her Company Stock Account, the Administrative Committee shall direct the Trustee to transfer the eligible portion of the Participant's Company Stock Account from such Account and invest it in accordance with the option selected by the Participant.

            Investment in the option selected by the Participant shall be made no later than ninety (90) days after the end of the election period in which the option was selected.

      (c) The Administrative Committee may elect not to offer the investment options described in subsection (a), in which case a qualified Participant shall instead be permitted to elect to have the amount that would have been eligible for diversification elections distributed to the Participant in an immediate lump sum. Distribution shall be made no later than ninety (90) days after the end of the election period in which the distribution was elected. Company Stock held in the Plan for at least eighty-four (84) months shall be distributed before any other Company Stock is distributed.

      (d) Participant elections pursuant to this Section shall be made in the manner prescribed by the Administrative Committee. A qualified Participant may modify, revoke or make a new election at any time within the ninety (90)-day election period. No election shall be offered to a qualified Participant for a Plan year if (i) the balance of his or her Company Stock Account is less than a minimum amount specified by applicable Treasury Regulations or (ii) the Participant receives (or could elect to receive) a distribution from his or her Company Stock Account under the normal distribution provisions of the Plan, the distribution is or would be made within ninety (90) days after the end of the Plan Year and the amount distributed is at least equal to the eligible portion of the Company Stock Account.
            Any amount distributed may be rolled over to an individual retirement account or another qualified employee pension benefit plan as provided in the case of any eligible rollover distribution in Section 11.19 following.

      (e) Terms used in this Section 5.07 shall have the following meanings:

            (i) "Diversification Period" means the six (6) consecutive Plan Years beginning with the Plan Year in which an individual first becomes a qualified Participant and ending with the sixth (6th) Plan Year thereafter.

            (ii) "Eligible Portion" of Company Stock Account means twenty-five percent (25%) (fifty percent (50%) in the case of the last election permitted during the diversification period) of the portion of that Account invested in Company Stock as of the last Allocation Date (see Sections 2.05 and 5.06) preceding the beginning of the ninety (90)-day election period in question. The Administrative Committee may, by enacting a Plan rule, amend the Plan to increase the applicable percentage specified in this subsection.

            (iii) "Qualified Participant" means a Participant or former
                  Participant whose Company Stock Account has not been completely distributed and who is at least age fifty-five (55) and has actively participated in the Employee Stock Ownership Plan during at least ten (10) Plan Years.

      (f) If Company Stock should not be readily tradable on an established securities market, all valuations of Employer Securities required by this or any other provision of the Plan shall be made by an independent appraiser who meets requirements similar to the requirements of the regulations prescribed under Code Section 170(a)(1).

                                   ARTICLE VI

                           LIMITATIONS ON ALLOCATIONS


      6.01 THE LIMITATIONS ON ALLOCATIONS IN GENERAL. The provisions of this
Article VI shall be applied to prevent allocations to Participant's Accounts from exceeding the limitations under Sections 415 and 416 of the Internal Revenue Code and regulations promulgated thereunder. If there are any discrepancies between the provisions of this Article VI and Internal Revenue Code Sections 415 and 416, Internal Revenue Code Sections 415 and 416 shall prevail. Notwithstanding any other provisions of the Plan, the total Annual Additions to a Participant's Accounts for any Plan Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in the Plan.

      6.02  PARTICIPATION IN THIS PLAN AND LIMITATIONS ON ALLOCATIONS.

      (a) If the Participant does not participate in, and has never participated in, another qualified plan or a Welfare Benefit Fund adopted by the Employer, the amount of Annual Additions which may be credited to the Participant's Accounts for any Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan.

      (b) Prior to determining the Participant's actual Compensation for the Limitation Year, the Administrative Committee may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated. As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

      6.03  LIMITATIONS AFFECTING OTHER DEFINED CONTRIBUTION PLANS.

      (a) In the event the Participant is also a Participant in any other defined contribution plan or Welfare Benefit Fund maintained by the Employer during the Limitation Year, the total amount of Annual Additions which may be credited to Participant

            Accounts under this Plan for any such Limitation Year shall not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to the Participant's accounts under the other plans and Welfare Benefit Funds for the same Limitation Year. If the Annual Additions with respect to the Participant otherwise attributable to other defined contribution plans and Welfare Benefit Funds maintained by the Employer. when added to the Annual Additions otherwise attributable to this Plan, would cause the Annual Additions for the Limitation Year to exceed the limitations under this Article, the amount contributed or allocated under all qualified plans and Welfare Benefit Funds of the Employer will be reduced in accordance with Section 6.05 so that the Annual Additions under all such plans and Welfare Benefit Funds for the Limitation Year will equal the Maximum Permissible Amount.

      (b) Prior to determining the Participants actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in Section 6.02(b). As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

      6.04 LIMITATIONS AFFECTING OTHER DEFINED BENEFIT PLANS. If in addition to this Plan, the Employer maintains, or at any time maintained one (1) or more qualified defined benefit plans, the sum of the Defined Contribution Fraction and the Defined Benefit Fraction with respect to any Participant for a Limitation Year may not exceed 1.0. The Annual Additions which may be credited to a Participant's Accounts under this Plan for any Limitation Year will be limited and reallocated in accordance with the provisions of Section 6.05.

      6.05  REDUCTION OF EXCESS AMOUNTS.

      (a) If the limitations of this Article VI are exceeded, contributions, allocations and accrued benefits under this Plan and any other qualified plan or Welfare Benefit Fund maintained by the Employer will be limited in a manner designed to maximize Participant benefits under all of the Employer's qualified plans and

            Welfare Benefit Funds. Notwithstanding the foregoing, the amount of Employer contributions and forfeitures otherwise allocable on behalf of any Participant under this Plan will be reduced before any reduction is made in such Participant's accrued benefit under the Pension Plan. In the event any reduction is required under this Plan in any Plan Year, such Excess Amount under this Article VI shall be treated as forfeiture and allocated to the Accounts of Other Participants to the extent permitted under this Article VI in accordance with the provisions of Section 5.04.

      (b) Any Excess Amount that cannot be allocated in a Plan Year shall be held in an Excess Amount Suspense Account and allocated in subsequent Plan Years. Amounts held in the Excess Amount Suspense Account will be allocated to Participant Accounts in subsequent Plan Years and shall be treated as forfeitures arising in the year in which such amounts are allocated to Participant Accounts.

      6.06 DEFINITIONS. For purposes of this Article VI, the following terms shall apply:

      (a)   ANNUAL ADDITIONS.

            (i) The sum of the following amounts allocated on behalf of a Participant for a Limitation Year:

                  (A) All Employer contributions (including when applicable any Tax-Deferred Contributions);

                  (B)   All forfeitures;

                  (C)   All Employee contributions;

                  (D) Amounts allocated after March 31, 1984 to an "Individual Medical Account," (as defined in Section 415(l)(l) of the Internal Revenue Code), which are part of a defined benefit plan maintained by the Employer; and

                  (E) Amounts derived from contributions paid or accrued after December 31, 1985 in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a "Key Employee" under a Welfare Benefit Fund maintained by the Employer.

            (ii) Notwithstanding anything in this Section 6.06(a) to the contrary, no Employer contributions under the Plan which are applied by the Trustee (not later than the due date, including any extension, for filing the Employer's Federal income tax return for the Fiscal Year during or for which such Plan Year ends) to pay interest on Acquisition Loans, and any Financed Shares which are allocated as forfeitures, shall be characterized as Annual Additions. This provision shall be applicable only to Plan Years for which not more than one-third (1/3) of the Employer contributions applied to pay principal and/or interest on all Acquisition Loans are allocated to Participants who are in the Special Participant Group. The Administrative Committee shall reallocate such Employer contributions if necessary to comply with this special limitation.

            (iii) A restored forfeiture, a transfer from another qualified pension plan or a rollover contribution shall not be counted as part of any Participant's "Annual Addition."

      (b)   COMPENSATION.

            (i) A Participant's earned income, wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, and bonuses and excluding the following:

                  (A) Employer contributions to a plan of deferred compensation to the extent contributions are not included in gross income of the Employee for the taxable year in which contributed, or on behalf of an Employee to a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distribution from a plan of deferred compensation;

                  (B) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by an Employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                  (C) Amounts realized from the sale, exchange or other disposition of stock received under a qualified stock option; and

                  (D) Other amounts which receive special tax benefits, or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract of the type described in Section 403(b) of the Internal Revenue Code (whether or not the contributions are excludable from the gross income of the Employee).

            (ii) For the purpose of applying the limitations in this Article, amounts included as Compensation are those actually paid or made available to a Participant within the Limitation Year.

      (c)   DEFINED BENEFIT FRACTION.

            (i) A fraction, the numerator of which is the sum of a Participant's projected annual benefits under all qualified defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of:

                  (A) One hundred twenty-five percent (125%) of the dollar limitation in effect under Section 415(b)(l)(A) of the Internal Revenue Code, or

                  (B) One hundred forty percent (140%) of the participant's average Compensation for the three (3) highest consecutive Plan Years during which the Participant was active in such plan.

            (ii) For purposes of this Section 6.06(c), the projected annual benefit means an annual benefit (adjusted to the actuarial equivalent of a straight life annuity if expressed in a form other than a straight life or qualified joint and survivor annuity) under a defined benefit plan, assuming that the Participant will continue employment until the later of the Participant's current age or the normal retirement age under the defined benefit plan, and the Participant's Compensation for the Limitation Year and all other relevant factors used to determine benefits under the defined benefit plan will remain constant for all future Limitation Years.

      (d)   DEFINED CONTRIBUTION FRACTION

            (i) A fraction the numerator of which is the sum of the Annual Additions credited to the Participant's Accounts under the Plan and all other qualified defined contribution plans (whether or not terminated) of the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's voluntary nondeductible contributions to any qualified defined benefit plans, whether or not terminated, and Welfare Benefit Funds maintained by the Employer) and the denominator of which is the sum of the Maximum Aggregate Amount for current and all prior Limitation Years of Service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer).

            (ii) For purposes of this Section 6.06(d), the Maximum Aggregate Amount in any Limitation Year shall be the lesser of:

                  (A) One hundred twenty-five percent (125%) multiplied by the dollar limitation in effect under Internal Revenue Code
                        Section 415(c)(l)(A), or

                  (B) Thirty-five percent (35%) of the Participant's Compensation for such year.

      (e) EMPLOYER. The Employer as defined in Section 2.16 of the Plan, all members of its "Controlled Group of Corporations" (as defined in Section 414(b) of the Internal Revenue Code and as modified by Section 415(h) of the Internal Revenue Code), all commonly controlled trades or businesses under "Common Control"
            (as defined
            in Section 414(c) of the Internal Revenue Code and as modified by
            Section 415(h) of the Internal Revenue Code), or all members of the "Affiliated Service Group" (as defined in Section 414(m) of the Internal Revenue Code) of which the Employer (as defined in Section
            2.16 of the Plan) is a part.

      (f) EXCESS AMOUNT. The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

      (g) EXCESS AMOUNT SUSPENSE ACCOUNT. The separate account established under this Article for allocation of Excess Amounts which cannot be allocated to Accounts of other Participants.

      (h) LIMITATION YEAR. A calendar year, or any other twelve (12) consecutive month period elected by the Employer pursuant to a written resolution adopted by the Employer. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different twelve
            (12) consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

      (i)   MAXIMUM PERMISSIBLE AMOUNT.

            (i) For a Limitation Year, the lesser of (A) thirty thousand dollars ($30,000) or such larger amount equal to twenty-five percent (25%) of the defined benefit dollar limitation as adjusted for cost-of-living increases pursuant to Code Section 415(d)(3); or (B) twenty-five percent (25%) of the Participant's Compensation as defined in Section 6.06(b). In any Plan Year in which no more than one-third (1/3) of the Employer contributions are allocated to the Special Participant Group, the dollar limitation set forth in the preceding sentence shall be increased for each Plan Year by the lesser of the dollar amount otherwise applicable for that Plan Year as set forth in the first sentence of this Section 6.06(i), or the amount of Company Stock allocated as a result of Employer contributions to the Participant's Accounts for such Plan Year.

            (ii) If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve (12) consecutive month period, the Maximum Permissible Amount for the short Limitation Year will be the lesser of:

                  (A) The applicable dollar limitation set forth in Section 6.06(i)(ii) multiplied by the following fraction:


                                     Number of months in
                                    the short Limitation
                                            Year
                                   ------------------------

                                              12
                        or;

                  (B) Twenty-five percent (25%) of the Participant's Compensation for the short Limitation Year.

      (j) SPECIAL PARTICIPANT GROUP. Those Participants who are officers of the Company or of an Affiliated Company, shareholders owning more than ten percent (10%) of Company Stock as determined under Section 415(c)(6)(B)(iv) of the Internal Revenue Code or Employees whose W-2 Compensation for the Plan Year exceeds sixty thousand dollars ($60,000). The sixty thousand dollars ($60,000) amount shall be adjusted for increases in the cost of living pursuant to regulations prescribed under Section 415(d) of the Internal Revenue Code.

      (k) WELFARE BENEFIT FUND. Welfare Benefit Fund as the term is defined in Section 419(e) of the Internal Revenue Code.

                                   ARTICLE VII

                               RETIREMENT BENEFITS



      7.01 NATURE OF BENEFITS. A Participant's Company Stock Account and Other Investment Account shall fully vest on Normal Retirement Date. A Participant who retires on or after attaining Normal Retirement Date shall be entitled to receive retirement benefits equal to the total amount in all his Accounts as determined in accordance with Section 11.01 hereof.

      7.02 EARLY RETIREMENT. A Participant whose Company Stock Account and Other Investment Accounts are fully vested may retire and commence his retirement benefits at any time after such Participant has attained the age of fifty-five
(55) years. Such a Participant shall be entitled to receive benefits equal to the amounts in his Accounts as determined in accordance with Section 11.01 hereof.

      7.03 PAYMENT OF RETIREMENT BENEFITS. Retirement benefits provided under this Article VII shall be in accordance with the provisions of Article XI hereof. Unless a Participant elects otherwise, and subject to the requirements of Article XI, benefits shall be paid at such time as the Administrative Committee determines after consulting with the Participant but in no event later than the sixtieth (60th) day after the later of the close of the Plan Year in which the Participant attains his Normal Retirement Date or the close of the Plan Year in which he Participant actually retires.




                                     VII-1

                                  ARTICLE VIII

                                 DEATH BENEFITS



      8.01  NATURE OF BENEFITS.

      (a) Upon the death of a Participant while in the employ of the Employer or on authorized leave of absence, his account shall fully vest and his designated Beneficiary shall be entitled to receive benefits equal to the total amount in the deceased Participant's Accounts.

      (b) Upon the death of a Participant who was not employed by Employer and was not on an approved leave of absence at the time of his death, the Participant's designated Beneficiary shall be entitled to receive benefits equal to the sum of the deceased Participant's vested interest in his Company Stock Account as of the date of his death calculated pursuant to
            Section 10.01 and the deceased Participant's vested interest in his Other Investment Account calculated pursuant to Section 10.01.

      8.02  DESIGNATION OF BENEFICIARY.

      (a) Each person entitled to receive benefits under the Plan may designate one (1) or more persons to receive the benefits payable upon his death by delivering a signed, written designation thereof to the Administrative Committee. Beneficiary designations shall be made on forms prescribed by and in accordance with procedures established by the Administrative Committee

      (b) If a Participant is married to the same spouse for twelve (12) or more consecutive months prior to his death, such spouse shall automatically be the Beneficiary unless the Participant has designated another Beneficiary in writing, the spouse of such Participant consented in writing to such designation of another Beneficiary and the form of benefit to be received and such consent was witnessed by a Notary Public or Plan representative. Spousal consent shall not be required to revoke any Beneficiary designation.



                                      VIII-1

      (c) If a participant dies and is survived by a spouse who he has been married to for at least twelve (12) consecutive months prior to his death, any Beneficiary designation of a person other than such surviving spouse shall not be valid unless such surviving spouse consented to such designation in accordance with the preceding
            Section 8.02(b)

      (d) Subject to the provisions of this Section 8.02, an individual may change his Beneficiary designation at any time by delivering a new, signed, written designation meeting the requirements of Section 8.02(b) to the Administrative Committee. Any such designation shall become effective only upon its receipt by the Administrative Committee. The last effective designation received by the Administrative Committee shall supersede all prior designations. A designation of a Beneficiary shall be effective only if the designated Beneficiary survives the person making the designation. If a person entitled to receive benefits under the Plan fails to designate a Beneficiary, or if no designated Beneficiary survives such person, such person shall be deemed to have designated one of the following Beneficiaries in the order stated below:

            (i)   His spouse;

            (ii) If no spouse is then living, his children (including adopted children) in equal shares;

            (iii) If no spouse or children are then living, his parents in equal shares;

            (iv) If no spouse or children or parents are then living, his Estate.

      (e) Beneficiary designations shall be subject to any restrictions or limitations that may be imposed under regulations promulgated by the Secretary of the Treasury.

      8.03 COMMENCEMENT OF DEATH BENEFITS. Subject to the requirements of this Article and Article XI, death benefits shall commence, or be paid in a lump sum, in accordance with the provisions of Article XI, no later than the later of sixty (60) days after the last day of the Plan Year within which the Administrative Committee receives written notice of such Participant's death, or sixty (60) days after the earliest date on which the amount of such benefits can be ascertained.


                                     VIII-2

                                   ARTICLE IX

                               DISABILITY BENEFITS



      9.01 DISABILITY RETIREMENT BENEFITS. If a Participant retires by reason of Total and Permanent Disability while in the Employer's employment, his Company Stock Account and Other Investment Account shall fully vest and he shall be entitled to receive a benefit equal to the total amount in all his Accounts, as determined in accordance with the provisions of Section 11.01. Such benefits shall be paid in accordance with the provisions of Article XI, no later than the later of sixty (60) days after the last day of the Plan Year within which the Administrative Committee receives written notice of such disability retirement, or sixty (60) days after the earliest date on which the amount of such benefits can be ascertained.

      9.02 DETERMINATION OF DISABILITY. The Administrative Committee shall determine whether a Participant has suffered Total and Permanent Disability and its determination in that respect is binding upon the Participant, provided that the Administrative Committee shall rely upon professional medical advice in making such determination. In making its determination, the Administrative Committee may require the Participant to submit to medical examinations by physicians selected by the Administrative Committee. The provisions of this Article shall be uniformly and consistently applied to all Participants.

                                    ARTICLE X

                     BENEFITS UPON TERMINATION OF EMPLOYMENT



      10.01 VESTING UPON TERMINATION OF EMPLOYMENT.

      (a) In the event of a Termination of Employment by a Participant, such Participant shall be entitled to receive benefits as provided in this Article. A Participant's benefits upon Termination of Employment shall be the sum of the Participant's vested interest in his Company Stock Account with all earnings thereon as of the last day of the Plan Year preceding the Termination of Employment and his vested interest in his Other Investment Account together with all earnings thereon as of the last day of the Plan Year preceding the Termination of Employment, except as provided in Section 12.10.

      (b) The benefits provided in this Section shall be paid in accordance with the provisions of Article XI.

      10.02 CALCULATION OF VESTED INTEREST IN COMPANY STOCK ACCOUNT AND OTHER INVESTMENT ACCOUNT.

      (a) A Participant's vested interest in the total amount in his Company Stock Account and the portion of his Other Investment Account not attributable to Tax Deferred Contributions shall for purposes of
            Section 10.01 be determined as follows based on his Entry Date into either the Prior Employer Plan or this Plan:

                                             Percentage Vested
                               ----------------------- -------------------------
                                Pre-December 29, 1995   Post-December 28, 1995
             Years of Service        Entry Date              Entry Date
            ------------------ ----------------------- -------------------------
                Less than 1                0%                      0%
                     1                    10%                      0%
                     2                    25%                      0%
                     3                    40%                     20%
                     4                    55%                     40%
                     5                    70%                     60%
                     6                    85%                     80%
                 7 or more               100%                    100%

      (b) The portion of the Other Investment Account attributable to Tax-Deferred or Employee Contributions provided under Article XII shall at all times be one hundred (100) percent vested.

      (c) The provisions of Section 10.02(d) shall apply to any Participant who is reemployed following a Termination of Employment if such reemployed Participant received a distribution from his Company Stock Account or Other Investment Account at a time when he was not fully vested. The provisions of Section 10.02(d) shall not apply if the Years of Service a reemployed Participant accrued prior to Termination of Employment are completely disregarded in calculating such Participant's vested interest in his Company Stock Account and Other Investment Account under the provisions of this Article X.

      (d) Upon the reemployment of eligible Participants, two (2) separate subaccounts for the Other Investment Accounts and Company Stock Accounts shall be established. The first set of subaccounts shall reflect the reemployed Participant's interest in his Company Stock Account and Other Investment Account as of the time of his Termination of Employment. The second set of subaccounts shall reflect the reemployed Participant's interest in his Company Stock Account and Other Investment Account as of his Reemployment Commencement Date. The two (2) sets of subaccounts shall be maintained until the Participant becomes one hundred percent (100%) vested. The Participant's benefit ("X") derived from a particular subaccount attributable to his Years of Service prior to his Termination of Employment) shall be determined (prior to one hundred percent [100%] vesting) at the time his participation in the Plan subsequently terminates, in accordance with the following formula:

                                X = P(AB + D) - D

      (e) For purposes of applying this formula set forth in Section 10.02(d), "P" is the vested percentage at the time of the subsequent termination, "AB" is the total of such subaccount balance at that time and "D" is the amount of his benefit previously distributed.

      10.03 BENEFITS UPON TERMINATION OF EMPLOYMENT.

      (a) Unless the Participant is one hundred percent (100%) vested in his Company Stock Account and one hundred percent (100%) vested in his Other Investment Account, or if the Participant elects to receive distribution of his benefits at an earlier date in accordance with the provisions of Section 10.04, a Participant's benefits upon Termination of Employment shall be paid in accordance with Article XI after the last day of the Plan Year in which the Participant incurs a One Year Period of Separation coinciding with or following his Termination of Employment. The portion of a terminating Participant's Accounts that are not distributable under this Section shall be allocated to suspense subaccounts and/or forfeited in accordance with the provisions of Sections 10.07 and 10.08.

      (b) The Administrative Committee may cash out any Participant who incurs a Termination of Employment and pay such benefits to the Participant in a lump sum. Subject to the requirements of
            Article XI, the Administrative Committee must, however, obtain the consent of the Participant or the Participant and his spouse if the Participant is married prior to making any lump sum termination distribution if the value of the termination distribution ever exceeded three thousand five hundred dollars ($3,500).

      10.04 EARLY DISTRIBUTION

      (a) The Administrative Committee shall distribute benefits payable to a Participant upon his Termination of Employment at any time before the expiration of one (1) calendar year after such Termination of Employment, without regard to whether the Participant has incurred a One Year Period of Separation, if either of the conditions set forth in Section 10.04(b) are satisfied.

      (b) Early distributions are permitted under the following circumstances:

            (i) The Participant is one hundred percent (100%) vested in his Company Stock Account and one hundred percent (100%) vested in his Other Investment Account at the time of his Termination of Employment; or

            (ii) The Participant voluntarily elects to receive the distribution, and the distribution includes the Participant's entire vested interest in his Company Stock Account and his entire vested interest in his Other Investment Account.

      10.05 DETERMINATION OF YEARS OF SERVICE. For purposes of this Article, in determining the number of Years of Service of a Participant, all of such Participant's Period of Service, whether or not continuous, while in the employ of the Employer shall be counted except for Years of Service set out in Section 10.06.

      10.06 BREAKS IN EMPLOYMENT.

      (a) In the case of any Participant who incurs a one year Period of Separation, Years of Service before such Period of Separation shall not be taken into account until such Participant has completed a Year of Service after such one (1) or more one year Period of Separation

      (b) For the purpose of determining a Participant's vested percentage, Year of Service shall be measured by the Plan Year and the following Periods of Service shall be disregarded:

            (i) All Periods of Service prior to the Effective Date of the Prior Employer Plan for Participants with an Entry Date prior to December 29, 1995 and one half (1/2) of the first six (6) Years of Service for Participants with a post December 28, 1995 Entry Date. Service in excess of six (6) years will be completely disregarded.

            (ii) Those Periods of Service of a former nonvested Participant which relate to a Period of Service prior to his incurring a Break in Employment, if his Period of Separation exceeds both his prior Period of Service and sixty (60) consecutive months.

            (iii) Any Period of Separation which exceeds twelve (12) consecutive months.

      (c) In the case of any Participant who has no vested amount in his Accounts under the provisions of Section 10.01 who accrues at least one (1) Hour of Service prior to incurring a one (1) or more year Period of Separation, Years of Service accumulated prior to incurring such one (1) or more year Period of Separation shall not be taken into account if the Period of Separation equals or exceeds the greater of five (5) years or the aggregate number of Years of Service such Participant accumulated before incurring such Period of Separation. Such aggregate number of Years of Service before such Separation shall be deemed not to include any Years of Service not required to be taken into account under this Section 10.06 by reason of any prior Period of Separation.

      10.07 FORFEITURES AND ALLOCATION TO SUSPENSE ACCOUNTS.

      (a) In the event of a Termination of Employment by a Participant who has not incurred a one (1)-year Period of Separation during the Plan Year within which such Termination of Employment occurs, the nonvested portion of his Accounts shall be allocated to suspense subaccounts as of the last day of the Plan Year of such Termination of Employment. In the event of a Termination of Employment by a Participant who has not incurred a one (1)-year Period of Separation during the Plan Year within which such Termination of Employment occurs, the nonvested portion of his Accounts shall be allocated to suspense subaccounts as of the last day of the Plan Year immediately following the Plan Year of such Termination of Employment, provided that during such following Plan Year the Participant has incurred a (1)-year Period of Separation. If during such following Plan Year the Participant does not incur a Break in Employment,, the Participant shall not be treated as having sustained a Termination of Employment for purposes of the Plan and the Participant's vested interest shall be determined in accordance with the provisions of this Article without regard to such Termination of Employment.

      (b)   Any amount allocated to a suspense subaccount pursuant to
            Section 10.07(a) shall be permanently forfeited if the Termination of Employment leads to a five (5) year Period of Separation as of the last day of the Plan Year in which the five (5)-year period expires. Any forfeited amounts shall be allocated to Accounts of eligible Participants in accordance with the provisions of Section 5.04 and shall be allocated to such Accounts in addition to Employer contributions under
            Article IV.

      (c) In the event a Participant incurs a Termination in Employment which does not result in a five (5)-year Period of Separation, amounts segregated in subaccounts shall no longer be segregated into subaccounts as of the beginning of the Plan Year in which such Participant resumed participation in this Plan. All segregated amounts shall share in all investment gains and losses.

      (d) Forfeitures arising under this Article X shall first be charged against a Participant's Other Investment Account. If any forfeitures have not been charged, any remaining forfeitures shall then be charged against his Employer Stock Account at the fair market value of Company Stock (as of the Allocation Date). Financed Shares shall be forfeited only after other shares of Company Stock have been forfeited.

                                   ARTICLE XI

                               PAYMENT OF BENEFITS



      11.01 RETIREMENT, DISABILITY AND DEATH BENEFITS. The Administrative Committee shall direct the Trustees to distribute the benefits payable to a Participant or his Beneficiary upon the Participant's retirement on or after his attaining the age of sixty-five (65) years, upon his attaining his Early Retirement Date, upon his Total and Permanent Disability or upon his death, as the case may be, based upon the amount of such Participant's Company Stock Account and Other Investment Account together with all earnings thereon for the Plan Year during which such distribution event occurs, or, in the event that the distribution of such benefits occurs before the end of the Plan Year, as of the Allocation Date of the preceding Plan Year.

      11.02 BENEFITS UPON TERMINATION OF EMPLOYMENT. The Administrative Committee shall direct the Trustees to distribute the benefits payable to a Participant upon such Participant's Termination of Employment as provided in
Article X and this Article XI.

      11.03 METHODS OF PAYMENT OF BENEFITS.

      (a) Subject to the requirements of Article X and this Article XI, the Administrative Committee shall direct the Trustees to distribute the Participant's benefits under the Plan in accordance with one (1) or a combination of the methods of distribution set forth in Section 11.03(b) as determined by the Participant or Beneficiary.

      (b)   The available methods of distribution are as follows:

            (i)   A single distribution; or

            (ii) Equal or substantially equal monthly, or quarterly or annual distributions over a fixed period of years not to exceed the greater of the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and his designated Beneficiary.

      (c) Notwithstanding the foregoing, each Participant shall have the right to demand that his benefits be distributed entirely in whole shares of Company Stock except for any amounts provided by Article XII (fractional shares to be paid in cash). When a distribution is to be made in shares of Company Stock any balance in a Participant Account not in the form of Company Stock may be applied to provide shares of Company Stock for distribution at the then fair market value. If Company Stock to be distributed was acquired with the proceeds of an Acquisition Loan and consists of more than one class, substantially the same proportion of each such class shall be distributed to the Participant. In the event that Company Stock is not readily tradable on an established market on the date of its distribution, or at any time within the sixty
            (60)-day period following the date of distribution, the Participant shall have the right to require that the Employer repurchase the Company Stock at its fair market value by notifying the Employer in writing that such right is being exercised. Such right shall be exercisable for a period of sixty (60) days following the date of distribution.

      (d)   Subject to the other distribution limitations set forth in this
            Article XI, the Administrative Committee shall obtain the written consent of the Participant, and the Participant's spouse (if the Participant is married), or, in the case of death benefits the Participant's Beneficiary, prior to making any distribution exceeding three thousand five hundred dollars ($3,500). Any subsequent changes in the form of benefits payable to a Participant require spousal consent. Any Participant (or spouse in the event of death) who fails to consent to an immediate distribution of his vested account balance has elected to defer benefits to the later of age sixty-two (62) or his Normal Retirement Age.

      11.04 IMMEDIATE CASH OUT OPTION.

      (a) Section 11.03 notwithstanding, if at any time prior to the first day of the first period for which an amount is received as an annuity, the value of the participant's Account balances never had exceeded three thousand five hundred dollars ($3,500), the entire amount of the Participant's benefit or death benefit may, at the discretion of the Administrative Committee, be distributed immediately.

      (b) If the value of the Participant's Account balances is greater than three thousand five hundred dollars ($3,500), or if a distribution in any amount is made at any time after the first day of the first period for which an amount is received as a distribution, Section 11.03 notwithstanding, the distribution of such benefits may be distributed immediately if, prior to such distribution and subject to the other distribution requirements of this Article XI, the Administrative Committee obtains written consent signed by the Participant and his spouse, or, the surviving spouse, if the Participant has died.

      11.05 MINIMUM AMOUNTS TO BE DISTRIBUTED.

      (a) If the Participant's entire interest is to be distributed in other than a lump sum, then the amount to be distributed each year must be at least an amount equal to the quotient obtained by dividing the Participant's entire interest as of the date of distribution by the life expectancy of the Participant or the joint and last survivor expectancy of the Participant and his designated Beneficiary as the case may be. Life expectancy and joint and last survivor expectancy shall be computed by the use of the return multiples contained in Section 1.72-9 of the Treasury Regulations. For purposes of this computation, the life expectancy of a Participant or a spouse may be recalculated no more frequently than annually. The life expectancy of any designated Beneficiary other than a spouse may not, however, be recalculated. If the Participant elects a distribution pursuant to Section 11.03(b)(ii) and the designated Beneficiary is a person other than the Participant's spouse, the period over which distribution is to be made must be such that at least fifty percent (50%) of the present value of the amount available for distribution is to be paid within the life expectancy of the Participant.

      (b) Notwithstanding the foregoing, the minimum distribution provisions of this Section 11.05 shall not apply unless the Participant has attained the age of seventy and one-half (70-1/2) years.

      11.06 LATEST DATE FOR DISTRIBUTION TO BEGIN., The payment of a Participant's benefit must commence not later than April 1 of the calendar year following the year in which the Participant attains the age of seventy and one-half (70-1/2) years.

      11.07 BENEFIT COMMENCEMENT DATE. Notwithstanding anything herein, payment of benefits shall commence no later than the latest of the close of the Plan Year in which:

      (a)   The Participant reaches Normal Retirement Age;

      (b) The tenth (10th) anniversary of the date on which the Participant commenced participation occurs; or

      (c)   The Participant terminates employment.

      11.08 DISTRIBUTIONS TO BENEFICIARIES OF DECEASED PARTICIPANTS.

      (a) If a Participant dies before any part of his interest under the Plan has been distributed, his entire remaining interest, subject to exceptions set forth below, must be distributed within five (5) years of the Participant's death.

      (b) The five (5) year rule set forth in Section 11.08(a) shall not apply if:

            (i) Any portion of the Participant's interest is payable to or for the benefit of a designated Beneficiary over the life of the Beneficiary, or a period not extending beyond the life of the Beneficiary; and

            (ii) The distribution begins no later than one (1) year after the Participant's death or such later date as may be promulgated by the Secretary of the Treasury or the Secretary's designate;

      (c) The five (5) year set forth in Section 11.08(a) shall also not apply if:

            (i) The Beneficiary is the surviving spouse of the Participant;

            (ii) The distribution does not extend beyond the life expectancy of the surviving spouse; and

            (iii) The distribution to the surviving spouse commences no later than the date on which the Participant would have attained the age of seventy and one-half (70-1/2) years.

      (d) For the purposes of Section 11.08 (a), if the Beneficiary spouse dies before the commencement of his distributions, distribution of the Participant's interest under the Plan shall be made to the designated Beneficiary within the time period that satisfies the requirements of Section 11.08(a) as if the spouse had been the Participant.

      (e) Any amount paid to the child of the Participant may be treated as if it had been paid to the surviving spouse if, under the terms of the designation of Beneficiary executed by the Participant, the amount becomes payable to the surviving spouse when the child reaches the age of majority, or such other designated event permitted under regulations promulgated by the Secretary of the Treasury.

      (f) For purposes of this Section 11.08, the amount of any payment will be calculated by reference to the return multiples specified in Section 1.72-9 of the Treasury Regulations. Life expectancy will be calculated at the time payment first commences, and except as set forth in this paragraph, shall not thereafter be recalculated. The determination of the amount of any death benefit made to any nonspouse Beneficiary in any twelve (12) consecutive-month period following the date death benefits payable to such nonspouse Beneficiary initially commenced will be calculated on the basis of life expectancy of such nonspouse Beneficiary determined as of the date the payment of death benefits initially commenced to such nonspouse Beneficiary minus the number of whole years elapsed from the time the distribution of the Participant's death benefits payable to such nonspouse Beneficiary initially commenced. The foregoing notwithstanding, the life expectancy of a Beneficiary who is also the Participant's surviving spouse may be recalculated annually utilizing the return multiples set forth in Section 1.72-9 of the Treasury Regulations.

      (g) If a Participant dies after his distribution of benefits under this Plan has begun, his remaining interest must be distributed at least as rapidly as such interest was being distributed under the method in effect on the date of the Participant's death.

      11.09 RESERVED.

      11.10 ACCELERATION OF PAYMENTS. If benefits are in the form of monthly, quarterly or annual payments for a fixed period of years in accordance with
Section 11.03(b)(ii) and the Administrative Committee has not purchased an annuity to distribute such benefits, the payment of any benefits to a Participant or his Beneficiary shall, upon the written request of the Participant or Beneficiary, be accelerated and the unpaid balance distributed to such Participant or Beneficiary in a lump sum.

      11.11 BENEFITS PAYABLE BY TRUST. All benefits payable under the Plan shall be paid or provided for solely from the Trust. The Employer assumes no liability or responsibility therefor.

      11.12 RESERVED.

      11.13 SPECIAL RESTRICTIONS APPLYING TO DISTRIBUTIONS OF COMPANY STOCK. Shares of Company Stock held or distributed by the Trustee may include such legend restrictions on transferability as the Company may reasonably require in order to assure compliance with applicable Federal and state securities laws. Except as otherwise provided in this Section 11.13, no shares of Company Stock held or distributed by the Trustee may be subject to a put, call or other option, buy/sell or similar arrangement. The provisions of this Section 11.13 shall continue to be applicable to Company Stock even if the Plan ceases to be an employee stock ownership plan under Sections 409 or 4975(e)(7) of the Internal Revenue Code.

      11.14 PAYMENTS TO INCOMPETENTS. If any individual to whom a benefit is payable under the Plan is a minor, or if the Administrative Committee determines that any individual to whom a benefit is payable under the Plan is physically or mentally incompetent to receive such payment and to give a valid release therefor, payment shall be made to the guardian, committee or other representative of the estate of such individual which has been duly appointed by a court of competent jurisdiction. If no guardian, committee or other representative has been appointed, payment may be made to or applied for the benefit of the minor or incompetent, the incompetent's spouse, children or other dependents, the institution or persons maintaining the minor or incompetent, or any of them, in such proportions as the Administrative Committee from time to time shall determine; and the release of the person or institution receiving the payment shall be a valid and complete discharge of any liability of the Plan with respect to any benefit so paid.

      11.15 UNCLAIMED BENEFITS. If, within five (5) years after benefits are due to a Participant, the Beneficiary or estate of a deceased Participant, the Administrative Committee is unable to pay such benefits because the Committee cannot ascertain the Participant's whereabouts or the identity or whereabouts of his Beneficiary, executor or administrator by mailing to the last known address shown on the Employer's or the Trustee's records, and neither the Participant, his Beneficiary nor his executor or administrator has made a written claim for benefits before the expiration of such five (5)-year period such benefits shall be forfeited and shall be reallocated to the Participant's Accounts as of the last day of the Plan Year in which such five (5)-year period expires in accordance with Section 5.04. If the Plan and Trust have been terminated prior to the reallocation of a forfeited amount, such forfeited amount shall escheat to the State of Nevada.

      11.16 LOANS TO PARTICIPANTS. If a financial emergency arises from such causes as sickness of a Participant or his family, layoff, divorce or dissolution of marriage, need to provide adequate housing, need to provide for education of children or dependents or such other financial need deemed acceptable by the Committee, the Committee, in its sole discretion and upon written application of such Participant, may make a loan or loans to such Participant in an amount aggregating under this Plan or any other Plan maintained by the Employer not in excess of the lesser of (1) fifty thousand dollars ($50,000) (reduced by the highest outstanding loan balance during the one (1)-year period ending on the day before the loan is made over the outstanding balance of loans from the Plan to the Participant on the date which such loan is made), or (2) fifty percent (50%) of the sum of the Participant's vested other Investment Account, including a Participant's Rollover Account, if any, and the Participant's Tax-Deferred Contributions Account, provided that such loans:

      (a) Are available to all Participants on a reasonably equivalent basis, and in the same percentage of their vested balances;

      (b) Are not made available to Highly Compensated Employees, officers or shareholders in an amount greater than the amount made available to other Employees;

      (c)   Are adequately secured;

      (d) Will in all events be due and payable in substantially level payments made not less frequently than quarterly in five (5) years or less (unless the loan is used to acquire a dwelling which is used or to be used within a reasonable time as the principal residence of the Participant);

      (e) Are evidenced by the borrowing Participant's promissory note (including in the case of a married Participant spousal consent to such loan) for a fixed term bearing interest at a rate commensurate with the prevailing interest rate charged on similar commercial loans by persons in the business of lending money;

      (f) If valid consent has been obtained in accordance with paragraph (g) below, then, notwithstanding any other provision of this Plan, upon distribution of a Participant's Account, all notes are due and payable and total amounts unpaid, including principal and interest, will be deducted from the amount distributed, but only if such reduction is used as a repayment of the loan. If less than one hundred percent (100%) of the Participant's vested Account is payable to the surviving spouse, then the Account shall be adjusted by first reducing the vested Account by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse;

      (g) Notwithstanding the above, no portion of a Participant's Account may be used as security for a loan unless, at the time, the security interest is entered into, the Participant's spouse (if any) consents to the use of the Participant's Account as security. Such consent must:

            (i)   Acknowledge the effect of the consent; and

            (ii) Be signed within the 90-day period ending on the date on which the loan is to be so secured; and

            (iii) Be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan.

            A new consent shall be required if the Account is used for renegotiation, extension or renewal, or other revision for the loan;

      (h) Shall be made under specific procedures established by the Administrative Committee. Such procedures shall include the basis on which loans will be approved or denied; the limitations, if any, on the types and amounts of loans offered; and the events constituting a default and the steps that will be taken to preserve Plan assets in the event of such default. For the purposes of this

            Section 11.16, if three (3) monthly payments are not made, or if one quarterly payment is not made the loan shall be in default.

      Notwithstanding (e) above, in no event, except as may otherwise be required by ERISA, may the interest rate charged for a loan exceed any limit established under the applicable state usury law. Such loan shall be treated as an earmarked investment of the borrowing Participant who shall be entitled to all earnings or losses thereon. In the event a Participant is deemed to be in default pursuant to written procedures maintained by the Plan, the Plan shall treat such loan as a deemed distribution of Plan benefits as of the date of such default with the Participant's vested interest reduced accordingly.

      11.17 WITHDRAWALS PRIOR TO TERMINATION OF EMPLOYMENT.

       (a) No amounts may be withdrawn from a Participant's Company Stock Account or other Investment Account while he remains in the employ of the Employer, except as provided in this Section
            11.17 if the Board of Directors allows Salary Deferrals pursuant to Article XII. If a Participant has attained age fifty-nine and one-half (59-1/2) years, all amounts that have been allocated to the Participant's Tax-Deferred Contributions Account portion of his other Investment Account may be withdrawn by the Participant upon request to the Committee on approved forms. Such withdrawals shall be allowed only under rules uniformly applicable to all Participants and shall require spousal consent if the Participant is married. Such spousal consent must acknowledge the effect of the withdrawal, be signed within the 90-day period preceding the date the withdrawal is to be made, and be witnessed by a Plan representative or notary public.

      (b)   In addition, a distribution of the Tax-Deferred Contributions
            (but not Qualified Matching Contributions or Qualified
            Non-Elective Contributions) made by a Participant may be made from such Participant's Tax-Deferred Contributions Account on account of hardship if the distribution is necessary in light of immediate and heavy financial need of the Employee determined in accordance with Code Section 401(k)(2)(b)(IV) and regulations issued thereunder. Such distribution shall be made subject to spousal consent as described above. In no event shall such distribution include any of the investment gains earned after December 31, 1988 on such Tax-Deferred Contributions or any Employer Contribution which was recharacterized or eligible to be recharacterized to enable the Plan to meet the requirements of the ADP test in Section 12.05.

                  A distribution will not be treated as necessary to satisfy an immediate and heavy financial need of an Employee to the extent the amount of the distribution is in excess of the amount required to relieve the financial need or to the extent such need may be satisfied from other resources that are reasonably available to the Participant.

            (i) In order to receive a distribution under this Section 11.16(b) a Participant shall be required to submit an appropriate application to the Committee. Such application shall include the Participant's written statement that the financial need cannot be relieved:

                  (A) Through reimbursement or compensation by insurance or otherwise,

                  (B) By reasonable liquidation of the Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need,
S
                  (C) By cessation of Elective Deferrals or Employee Contributions under the Plan, or

                  (D) By other distributions or nontaxable (at the time of the loan) loans from plans maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms.

            (ii) The Committee shall deem a distribution to be necessary if all of the following requirements are satisfied:

                  (A) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant including the amount necessary to pay income taxes or penalties resulting from the distribution,

                  (B) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer,

                  (C) The Plan, and all other plans maintained by the Employer, provide that the Participant's Elective Deferrals and Employee Contributions will be suspended for at least twelve months (12) after receipt of the hardship distribution, and

                  (D) The Plan, and all other plans maintained by the Employer, provide that the Participant may not make Elective Deferrals for the Employee's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for such next taxable year less the amount of such Participant's Elective Deferrals for the taxable year of the hardship distribution.

                  (E) Unless otherwise allowed by the appropriate income tax regulations, the following are the only financial needs which will be considered immediate and heavy: deductible medical expenses (within the meaning of Section 213(d) of the Code) of the Employee, and the Employee's spouse, children, or dependents, either incurred or required; the purchase (excluding mortgage payments) of a principal residence of the Employee; payment of tuition and related education expenses for twelve
                        (12) months of post-secondary education for the Employee, and the Employee's spouse, children, or dependents; or the need to prevent the eviction of the Employee from, or a foreclosure on the mortgage of, the Employee's principal residence.

      11.18 WITHHOLDING ON DISTRIBUTIONS. All nonperiodic distributions and periodic payments shall be subject to the provisions of Section 16.14, hereto, unless pursuant to Code Section 401(a)(31) and I.T. Regulation Section 1.401(a)(31)-IT the distributee of any eligible rollover distribution elects to have the distribution paid directly to an eligible retirement plan in a direct rollover. Accordingly, in addition to any other required payment restrictions, the Committee shall, not less than thirty (30) days or more than ninety (90) days prior to a distribution, provide the distributee with a notice of his right to have his distribution paid in a direct rollover to an eligible retirement plan and provide the distributee the means to make such election in accordance with the following:

      (a) If a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than thirty (30) days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

            (i) The Plan administrator clearly informs the Participant that the Participant has a right to a period of at least thirty
                  (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

            (ii) The Participant, after receiving the notice, affirmatively elects a distribution.

      (b) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under the Provision, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution that is at least equal to five hundred dollars ($500) paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

      (c)   Definitions

            (i) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

            (ii) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

            (iii) Distributee: A distributee includes an Employee or former
                  Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

            (iv) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                   ARTICLE XII

                     PROVISIONS APPLICABLE TO SALARY DEFERRALS



      12.01 RULES APPLICABLE TO SALARY DEFERRALS. In any Plan Year in which the Board of Directors has determined to allow Tax-Deferred Contributions, the Plan must satisfy the requirements set forth in this Article XII.

      12.02 SPECIAL DEFINITIONS. The following additional definitions shall apply:

      (a) ELECTIVE DEFERRALS OR TAX-DEFERRED CONTRIBUTIONS. Contributions made to the Plan during the Plan Year by the Employer, at the election of the Participant, in lieu of Compensation and shall include contributions made pursuant to a salary reduction agreement under the Plan made on behalf of a Participant in accordance with this
            Article XII.

      (b) EMPLOYEE CONTRIBUTIONS. Contributions to the Plan made by a Participant that are designated or treated at the time of deferral or contribution as after-tax employee contributions. Employee Contributions shall include amounts, if any, attributable to excess contributions within the meaning of Section 401(k)(8)(B) of the Code which are recharacterized as Employee Contributions under the provisions of this Plan.

      (c) FAMILY MEMBER. With respect to any Employee, such Employee's spouse and lineal ascendants or descendants and spouses of such lineal ascendants or descendants.

      (d) HIGHLY COMPENSATED EMPLOYEE. Any Employee who performs services with respect to the Employer during the Plan Year (the "determination year") and is described in one or more of the following groups applicable with respect to the determination year or the "lookback year" determined pursuant to I. T.
            Reg. 1.414(q)1-T. Accordingly, the Employer hereby elects to make the lookback calculation on the basis of the calendar year ending with or within the applicable determination year. Such Employees shall include any Employee who:




                                     XII-1

            (i) Was at any time a five percent (5%) owner as defined under Code Section 416(i)(1); or

            (ii) Received Compensation from the Employer in excess of seventy-five thousand dollars ($75,000) (as adjusted pursuant to Code Section 415(d)); or

            (iii) Received Compensation from the Employer in excess of fifty thousand dollars ($50,000) (as adjusted pursuant to Code
                  Section 415(d)) and who was in the Top Paid Group of Employees for such Plan Year or such preceding Plan Year; or

            (iv) Was at any time an officer and received Compensation greater than fifty percent (50%) of the amount in excess of Code
                  Section 415(b)(1)(A) for such Plan Year or such preceding Plan Year.

            (v) An Employee described in paragraphs (ii), (iii) or (iv) above for the current Plan Year who was not described in such paragraphs for the preceding Plan Year shall be treated as a Highly Compensated Employee for the current Plan Year only if such Employee is one (1) of the one hundred (100) Employees who receive the most Compensation from the Employer during the current Plan Year or he is an Employee described under (i) above.

            (vi) For the purposes of paragraph (iii) above, the term "Top Paid Group" shall mean the top twenty percent (20%) of active Employees ranked on the basis of Compensation received from the Employer during the Plan Year.

            (vii) For the purposes of paragraph (iv) above, no more than fifty
                  (50) Employees or, if less, the greater of three (3) Employees or ten percent (10%) of the Employees shall be treated as officers. If for any Plan Year no officer of the Employer is described under paragraph (iv), the highest paid officer of the Employer for such Plan Year shall be treated as described in such paragraph.





                                     XII-2

            (viii)If any Employee is a Family Member of a five percent (5%)
                  owner or a Highly Compensated Employee in the group consisting of the ten (10) Highly Compensated Employees paid the greatest Compensation during a Plan Year, then such Employee shall not be considered a separate Employee and any Compensation paid to such Employee (and any contribution made on behalf of such Employee) shall be treated as if it were paid to or on behalf of the five percent (5%) owner or Highly Compensated Employee.

            (ix) A former Employee shall be treated as a highly compensated former Employee if such Employee was a Highly Compensated Employee when such Employee separated from service, or such Employee was a Highly Compensated Employee at any time after attaining age fifty-five (55).

            (x)   For the purpose of this Section 12.02(d):

                  (A) The term "Compensation" shall have the meaning given such term by Code Section 415(c)(3).

                  (B)   Employers aggregated under Code Sections 414(b), (c),
                        (m), (n), or (o) shall be treated as a single Employer.

            (xi) The determination of who is a Highly Compensated Employee, including the determination of the number and identity of the Employees in the Top Paid Group, the top one hundred (100) Employees, the number of Employees treated as officers and the Compensation that is considered, will be made in accordance with Code
                  Section 414(q) and the regulations thereunder except as specifically provided to the contrary in Code
                  Section 401(a)(17).

      (e) MATCHING CONTRIBUTION. Any contribution to the Plan made by the Employer for the Plan Year and allocated to a Participant's Company Stock or Other Investment Account by reason of the Participant's Employee Contributions, if any, or Elective Deferrals.





                                     XII-3

      (f)   NON-HIGHLY COMPENSATED EMPLOYEE.   An Employee of the Employer
            who is neither a Highly Compensated Employee nor a Family
            Member.

      (g) QUALIFIED MATCHING CONTRIBUTIONS. That portion of the Employer Matching Contributions pursuant to Section 12.04 which are to be treated as Elective Deferrals for purposes of the Actual Deferral Percentage ("ADP") test described in Section 12.05(a)(ii).

      (h) QUALIFIED NONELECTIVE CONTRIBUTIONS. Contributions (other than Matching Contributions) made by the Employer pursuant to
            Section 4.01(a) which are to be treated as Elective Deferrals for purposes of the ADP test. Both Qualified Matching Contributions and Qualified Nonelective Contributions shall be contributions that the Participant may not elect to receive in cash earlier than the occurrence of one of those events applicable to Tax-Deferred Contributions as set forth in
            Section 12.03.

      (i) TAX-DEFERRED CONTRIBUTIONS ACCOUNT. A Participant's sub-account within his other Investment Account to which his Tax-Deferred Contributions, as defined in Section 12.02(a), made pursuant to a salary reduction agreement are allocated pursuant to Section 12.03.

      12.03  TAX-DEFERRED CONTRIBUTIONS.

      (a) In order for an Employee to become a Participant in the Salary Deferral feature of the Plan, such Employee must agree to have the Employer make Tax-Deferred Contributions on his behalf of at least one percent (1%) of his Compensation earned on or after the date his participation commences.

      (b) In addition, a Participant may reduce his Compensation and have the Employer contribute on his behalf as a Tax-Deferred Contribution in each Plan Year, subject to the limitation on Annual Additions provided in Article VI and any limitation pursuant to the provisions of Section 11.17, a minimum of an additional one percent (1%) of his Compensation up to a maximum of an amount which, when added to all contributions in excess of the initial one percent (1%) required for participation made by such Participant, does not exceed fourteen percent (14%) of




                                     XII-4
            such Participant's Compensation for the Plan Year. The rate of his Tax-Deferred Contribution shall be determined by the Participant on a form approved by the Committee and filed with the Committee and shall continue unless changed in the manner hereinafter provided. All such contributions shall be calculated in integral percentages of a Participant's Compensation.

                  All Tax-Deferred Contributions shall be made by regular
            payroll deductions. The Employer shall segregate such contributions from Employer assets as soon as reasonably possible; provided, however, that the Employer must pay over any contributions to the Trustee within ninety (90) days after the date received or withheld from payroll.

                  A Participant, by written notice to the Committee delivered no later than thirty (30) days before its effective date, may elect to change his Compensation reduction rate under this Section 12.03(b) (but not retroactively) within the limits prescribed hereinabove. The change in the Participant's contribution rate shall be effective as of the first day of the payroll period coincident with or next following the effective date if, and only if, the Participant's notice is delivered to the Committee thirty (30) days before the effective date. A Participant may change his contribution rate at any time to zero percent (0%) (and no other greater or lesser amount) by an election which will be effective as of the first day of the payroll period next following the date of receipt of such notice by the Committee. Upon changing his contribution rate to zero percent (0%) a Participant will not be allowed to participate in this Plan for a period of one (l) year following the date contributions were suspended.

      (c) Notwithstanding any other provision in this Plan to the contrary, no Employee shall be permitted to make Tax-Deferred Contributions during any calendar year (or other taxable year of the Employee) which are in excess of the limits set forth under Code Section 402(g)(1) (nine thousand five hundred dollars ($9,500) for 1996) multiplied by the Adjustment Factor as provided by the Secretary of the Treasury and in effect, at the beginning of such taxable year. For the purpose of




                                     XII-5
            the preceding sentence only, with respect to any taxable year, a Participant's Tax-Deferred Contributions shall be the sum of all Employer contributions made on behalf of such Participant, pursuant to a deferral election under any qualified cash or deferred arrangement (CODA) as described in Code Section 401(k); any simplified employee pension cash or deferred arrangement as described in Code Section 402(h)(1)(B); any eligible deferred compensation plan under Code Section 457; any plan as described under Code Section 501(c)(18), and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Code Section 403(b) to a salary reduction agreement.

      (d) The interest of each Participant in his or her Tax-Deferred Contributions Account shall be, at all times, one hundred percent (100%) vested and nonforfeitable.

      (e) When a Participant terminates employment, his Tax-Deferred Contributions Subaccount shall be distributed to him in the same manner as his other Investment Account.

                  Except as provided pursuant to Sections 11.16 and 11.17,
            amounts attributable to Elective Deferrals shall not be distributable to Plan Participants earlier than upon one of the following events:

            (i) The Participant's retirement, death, disability, or separation from Service with the Employer;

            (ii) The Participant's attainment of age fifty-nine and one-half (59-1/2);

            (iii) The termination of the Plan without the establishment of a successor plan;

            (iv) The sale or other disposition by the Employer to an unrelated employer that does not maintain the Plan, of substantially all (eighty-five percent (85%) or more) of the assets of the Employer, provided this paragraph (e) shall not apply with respect to Participants who continue employment with the acquiring employer; and

            (v) The sale or other disposition by the Employer of its interest in a subsidiary to an unrelated employer that does not maintain the Plan, provided this





                                     XII-6
                  paragraph (e) shall apply only with respect to Participants who continue employment with the subsidiary.

      12.04 EMPLOYER MATCHING CONTRIBUTIONS. At the discretion of the Board of Directors, the Employer may contribute a "Matching Contribution" in an amount equal to the percentage selected by the Board of the Tax-Deferred Contributions percentage elected pursuant to Section 12.03 by each Participant for each payroll period up to a maximum election of six percent (6%) per payroll period.

      12.05 LIMITATIONS ON CONTRIBUTIONS FOR HIGHLY COMPENSATED EMPLOYEES. Employer Matching Contributions and Tax-Deferred Contributions made on behalf of Highly Compensated Employees in accordance with Sections 12.03 and 12.04 respectively shall be subject to limitations described in this
Section 12.05.

      (a)   For the purpose of this Section 12.05:

            (i) "Contribution Percentage" shall mean the ratio (expressed as a percentage) of:

                  (A) The sum of the Employee Contributions, if any, and Matching Contributions made on behalf of a Participant for the Plan Year to

                  (B)   The Compensation paid to such Participant for the Plan
                        Year.

            The Contribution Percentage shall be determined subject to the following provisions:

                  (C) If one or more Highly Compensated Employees participate in both a cash or deferred arrangement and a plan subject to the Actual Contribution Percentage (ACP) test maintained by the Employer, and as the result of multiple use of the alternative limits, the Aggregate Limit determined in accordance with I.T. Reg. 1.401(m)-2 is exceeded, then the ACP of those Highly Compensated Employees who also participate in a cash or deferred arrangement shall be reduced (beginning with such Highly Compensated Employee whose ACP is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage amount





                                     XII-7
                        is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees shall be determined after any corrections required to meet the ADP and ACP tests.

                  (D) For purposes of this Section 12.05(a)(i), the Contribution Percentage for any Participant who is a Highly Compensated Employee, and who is eligible to have Contribution Percentage amounts allocated to his or her account under two or more plans subject to Code Section 401(m) that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage amounts were made under each plan. Further, if a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

                  (E) In the event that this Plan satisfies the requirements of Code Sections 401(m), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, then this
                        Section 12.05(a) shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. Other plans may be aggregated with this Plan in order to satisfy Code
                        Section 401(m) only if they have the same Plan Year.

                  (F) For purposes of determining the Contribution Percentage of a Participant who is a five-percent (5%) owner or one of the ten most highly paid Highly Compensated Employees, the Contribution Percentage amounts and Compensation of such Participant shall include the Contribution Percentage amounts and Compensation for the Plan Year of Family Members. Family Members, with respect to





                                     XII-8

                        Highly Compensated Employees, shall be disregarded as separate employees in determining the Contribution Percentage both for Participants who are Non-Highly Compensated Employees and Participants who are Highly Compensated Employees.

                  (G) For purposes of determining the Contribution Percentage test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the Plan. Matching Contributions and Qualified Nonelective Contributions will be considered made for a Plan Year if made no later than the end of the twelve(12)-month period beginning on the day after the close of the Plan Year.

                  (H) Elective Deferrals may be used in determining the Contribution Percentage amounts so long as the ADP test is met before the Elective Deferrals are used in the ACP test and so long as the ADP test continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

                  (I) The actual compensation ratios of all eligible Employees shall be taken into account for the purposes of the ACP test under this Plan. For this purpose, eligible Employees shall include each Employee who would be a Participant under the Plan and eligible to receive an allocation of Employer Contributions hereunder, except that such Employee is not a Plan Participant because:

                        (1) He has failed to make required contributions, if any;

                        (2)   He has elected not to participate; or

                        (3) His compensation is less than a stated dollar amount, if such amount is a condition of his participation.

                  In the case of an eligible Employee who makes no Employee
            contributions, his Contribution Percentage shall be deemed to be zero (0).





                                     XII-9

            (ii) "Actual Deferral Percentage" (ADP) shall mean the ratio (expressed as a percentage) of:

                  (A) The Tax-Deferred Contributions, Qualified Matching Contributions, and Qualified Nonelective Contributions, if any, made on behalf of a Participant for the Plan Year to

                  (B)   The Compensation paid to such Participant for the Plan
                        Year.

                        The ADP shall be determined subject to the following provisions:

                  (C) The ADP for any Participant who is a Highly Compensated Employee for the Plan Year, and who is eligible to have Elective Deferrals (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) allocated to his or her Accounts under two or more arrangements described in Code Section 401(k) that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Nonelective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

                  (D) In the event that this Plan satisfies the requirements of Code Section 401(k), 401(a), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, then this
                        Section 12.05(a)(ii) shall be applied by determining the ADP of Employees as if all such plans were a single plan. Other plans may be aggregated with the Plan to satisfy Code Section 401(k) only if they have the same Plan Year.





                                     XII-10

                  (E) For purposes of determining the ADP test, Elective Deferrals, Qualified Nonelective Contributions and Qualified Matching Contributions shall be taken into account under the ADP test for a Plan Year only if allocated to an Employee as of a date within that Plan Year. For this purpose, such allocation shall not be contingent on participation or performance of services after such date and actual payment to the Fund shall be made before the last day of the twelve (12)-month period immediately following the Plan Year to which such deferrals or contributions relate.

                  (F) The actual deferral percentages of all eligible Employees shall be taken into account for the purposes of the ADP test under this Plan. For this purpose, eligible Employees shall include each Employee who would have been eligible to make an Elective Deferral under the Plan, except that no Elective Deferral was made because such Employee:

                        (1) Was suspended from making an Elective Deferral due to a distribution, loan or a suspension caused by the limitations an annual additions of Code
                              Section 415(c)(l) or 415(e);

                        (2) Elected not to participate in the Salary Deferral feature of the Plan; or

                        (3) Received Compensation less than a stated dollar amount, if such amount is a condition of his participation in the Plan.

                        In the case of an Eligible Employee who makes no
                  Elective Deferral, his deferral percentage shall be deemed to be zero (0).

      (b) Neither the average ACP nor the average ADP for all Participants who are Highly Compensated Employees for the Plan Year shall exceed the greater of:

            (i) The average ACP or the average ADP, as applicable, for all Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or





                                     XII-11

            (ii) The average ACP or the average ADP for all Participants who are Non-Highly Compensated Employees, as applicable, multiplied by 2.00, provided such averages for the Highly Compensated Employees do not exceed such averages for Non-Highly Compensated Employees by more than two (2) percentage points, or such lesser amount as the Secretary of the Treasury shall prescribe.

                        Notwithstanding the above, the tests provided for under
                  this Section 12.05(b) shall be imposed separately on contributions and deferrals. Except as provided under paragraph (e) below, the Plan shall not test under this
                  Section 12.05(b)(ii) to meet applicable Code requirements for both contributions and deferrals in the same year.

      (c) In the case of a Highly Compensated Employee who is either a five percent (5%) owner or one of the ten (10) most Highly Compensated Employees and is thereby subject to the family aggregation rules of Code Section 414(q)(6):

            (1) The Contribution Percentage for the family group (which is treated as one (1) Highly Compensated Employee) is the greater of (A) the Contribution Percentage determined by combining the contributions and Compensation of all eligible Family Members who are Highly Compensated without regard to family aggregation, or (B) the Contribution Percentage determined by combining the Contributions and compensation of all eligible Family Members.

            (2) The ADP for the family group (which is treated as one (1) Highly Compensated Employee) is the ADP determined by combining the Elective Deferrals, and Compensation and amounts treated as elective contributions of all eligible Family Members.

            Except to the extent taken into account in this paragraph (c), the contributions, Compensation, Elective Deferrals, and amounts treated as elective contributions of all Family Members shall be disregarded for determining either the ACPs or ADPs





                                     XII-12
            for the groups of Highly Compensated Employees and Non-Highly Compensated Employees.

      (d) The term "Compensation" shall have the meaning given such term by Code Section 415(c)(3).

      (e) If the test described in paragraph (b)(ii) above is used for both contributions and deferrals in the same Plan Year, the Aggregate Limit as defined below shall not be exceeded.

            (i)   The "Aggregate Limit" for the purposes of this
                  Section 12.05(e) shall mean the greater of:

                  (A)   The sum of:

                        (1) One hundred twenty-five percent (125%) of the greater of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage, and

                        (2) Two (2) percentage points plus the lesser of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage. In no event, however, shall this amount exceed twice the lesser of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage; or

                  (B)   The sum of:

                        (1) One hundred twenty-five percent (125%) of the lesser of the Relevant Actual Deferral Percentage or the Relevant Actual
                              Contribution Percentage, and

                        (2) Two (2) percentage points plus the greater of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage. In no event, however, shall this amount exceed twice the lesser of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage.





                                     XII-13

            (ii)  For the purposes of this Section 12.05(e):

                  (A) Relevant Actual Deferral Percentage shall mean the ADP of the group of eligible Non-Highly Compensated Employees for the Plan Year; and

                  (B) Relevant Actual Contribution Percentage shall mean the ACP of the eligible group of Non-Highly Compensated Employees for the Plan Year.

      (f) The determination and treatment of the Contribution Percentage, the Tax-Deferred Contributions and the ADP of a Participant shall at all times satisfy I.T. Reg. 1.401(k)-1, 1.401(m)-1, 1.401(m)-2 and such other requirements as may be required by the Secretary of Treasury.

            12.06 DISTRIBUTION OF EXCESS DEFERRALS, EXCESS CONTRIBUTIONS AND EXCESS AGGREGATE CONTRIBUTIONS. The Committee shall determine, as soon as is reasonably possible after the close of each Plan Year, Employer Matching Contributions pursuant to Section 12.04 and Tax-Deferred Contributions pursuant to Section 12.03, if applicable, which will result in Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions for any Participant. In addition, prior to the close of each Plan Year the Committee, upon a determination that the ADP test will not be met for such Plan Year, may direct at any time that an individual Highly Compensated Employee's future Tax-Deferred Contributions be reduced or stopped in order to avoid accumulating Excess Deferrals or Excess Contributions under the Plan.

            Notwithstanding any other provisions of this Plan, Excess Deferrals, Excess Contributions, Excess Aggregate Contributions and income allocable thereto shall be distributed to Participants as described in this
      Section 12.06.






                                     XII-14

      (a)   For the purpose of this Section 12.06:

            (i) "Excess Deferrals" shall mean amounts of Elective Deferrals, Qualified Matching Contributions, and Qualified Nonelective Contributions for a calendar year that:

                  (A) The Participant requests be distributed pursuant to the claims procedure set forth in Section 12.06(b) below; or

                  (B) The Committee determines to be, pursuant to I. T. Reg. 1.401(k)-1, Excess Deferrals.

            (ii) "Qualified Matching Contributions" and "Qualified Nonelective Contributions" shall mean contributions reclassified pursuant to Section 12.02(g) and Section 6.05 for the purpose of meeting the ADP test. Such reclassification shall be permitted only if the following requirements are met:

                  (A) Employer Contributions, including those Qualified Nonelective Contributions treated as Elective Deferrals for purposes of the ADP test must satisfy the requirements of Code Section 401(a)(4).

                  (B) Employer Contributions, excluding those Qualified Matching Contributions and Qualified Nonelective Contributions treated as Elective Deferrals for purposes of the ADP test, must satisfy the requirements of Code
                        Section 401(a)(4).

                  (C) Those Qualified Matching Contributions and Qualified Nonelective Contributions treated as Elective Deferrals for purposes of the ADP test shall not be taken into account for purposes of satisfying the requirements of Code Section 401(m).

                  (D) Except as provided in paragraphs (A) and (C), Qualified Matching Contributions and Qualified Nonelective Contributions treated as Elective Deferrals for the purposes of the ADP test shall not be taken into account in determining whether any other contributions or benefits satisfy Code
                        Section 401(a)(4) or in determining whether





                                     XII-15

                        Employee Contributions or other matching Employer Contributions meet the requirements of Code
                        Section 401(m).

                  (E) Qualified Nonelective Contributions may not be treated as Elective Deferrals if the effect of such treatment is to increase the difference between the ADP for the group of eligible Highly Compensated Employees and the ADP of all other Eligible Employees.

                  (F) The Qualified Nonelective Contributions must satisfy the requirements of I.T. Reg. 1.401(k)-1(b)(6)(i) for the Plan Year as if such contributions were Elective Deferrals;

                  (G) Qualified Matching Contributions and Qualified Nonelective Contributions must be taken into account during the Plan Year in which they are deemed made; and

                  (H) Any other applicable conditions described in I.T. Reg. 1.401(m)-1(b)(2) are satisfied.

            (iii) "Excess Contributions" shall mean amounts described in Section
                  401(k)(8)(B) of the Code. The amount of Excess Contributions for a Highly Compensated Employee shall be determined in the following manner:

                  (A) First, the ADP of the Highly Compensated Employee with the highest ADP shall be reduced to the extent necessary to satisfy the ADP test or cause such ratio to equal the ADP of the Highly Compensated Employee with the next highest ratio. This process shall be repeated until the ADP test is satisfied.

                  (B) The amount of Excess Contributions for a Highly Compensated Employee shall then equal the total of Elective Deferrals or other contributions taken into account for the ADP test minus the product of the Employee's contribution ratio as determined above and the Employee's Compensation.





                                     XII-16

                  (C) In the case of a Highly Compensated Employee whose ADP is determined under the family aggregation rules prescribed by regulations, the determination of the amount of Excess Contributions for the family unit shall be made by combining the Contributions and Compensation of all Family Members and then reducing the ADP in accordance with the leveling methods described in paragraphs (A) and (B) of this
                        Section 12.06(a)(iii). Excess Contributions shall be determined by taking into account the Contributions of all eligible Family Members and shall be allocated among such Family Members in proportion to their Elective Deferrals.

            (iv) "Excess Aggregate Contributions" shall mean amounts described in Section 401(m)(6)(B) of the Code. The amount of Excess Aggregate Contributions for a Highly Compensated Employee shall be determined in the following manner:

                  (A) First, the ACP of the Highly Compensated Employee with the highest ACP shall be reduced to the extent necessary to satisfy the ACP test or cause such ratio to equal the ACP of the Highly Compensated Employee with the next highest ratio. This process shall be repeated until the ACP test is satisfied.

                  (B) The amount of the Excess Aggregate Contribution for a Highly Compensated Employee shall then equal the total amount of Employee Contributions, Employer Matching Contributions, and other contributions taken into account for the ACP test minus the product of the Employee's contribution ratio as determined above and the Employee's Compensation.

                  (C) In the case of a Highly Compensated Employee whose ACP is determined under the family aggregation rules prescribed by regulations, the determination of Excess Aggregate Contributions shall be made by combining the Contributions and Compensation of




                                     XII-17
                        all Family Members and then reducing the ACP in accordance with the leveling method described in paragraphs (A) and (B) of this Section 12.06(a)(iii). Excess Aggregate Contributions shall be determined by taking into account the Contributions of all eligible Family Members and shall be allocated among such Family Members in proportion to their Contributions.

      (b) A Participant may determine that deferrals in excess of the limits imposed by Code Section 402(g) have been made. Such Participant may request a distribution of such Excess Deferral amounts by submitting a claim in writing to the Committee no later than March 1, specifying the Participant's Excess Deferral amount for the preceding calendar year. Such claim shall include the Participant's written statement that if such amounts are not distributed, such Excess Deferral amounts, when added to amounts deferred under other plans or arrangements as described in Sections 401(k), 408(k), or 403(b) of the Code, exceed the limit imposed on the Participant by Section 402(g) of the Code for the year in which the deferral occurred.

                  Notwithstanding the above, a Participant shall be deemed to have made the designation for the distribution of Excess Deferrals at any time the Committee determines that the limits of Code Section 402(g) would be exceeded by the Plan or the plan of any Affiliated Company.

      (c)   Notwithstanding any other provision of the Plan to the contrary:

            (i) Excess Deferrals and income allocable thereto shall be distributed after the date on which the Plan received the Excess Deferral, but no later than the April 15 following the calendar year during which such Excess Deferral was made. Any such distribution shall be designated by the Plan as a distribution of Excess Deferrals. Excess Deferrals to be distributed with respect to an Employee for an Employee's taxable year shall be reduced by any Excess Contributions previously distributed or recharacterized with





                                     XII-18
                  respect to such Employee for the Plan Year ending within such taxable year.

            (ii) A Participant's Excess Contributions and income allocable thereto, shall be distributed to the Participant, if administratively feasible, not later than two and one-half (2-1/2) months following the close of the Plan Year in which such Excess Contributions were made, but in any event, no later than the last day of the Plan Year following the close of the Plan Year in which the Excess Contributions were made. If such excess amounts are distributed more than two and one-half (2-1/2) months following the close of the Plan Year in which such excess amounts arose, a ten percent (10%) excise tax will be imposed on the Employer with respect to such amounts.
                  The amount of Excess contributions to be recharacterized or distributed with respect to an Employee for a Plan Year shall be reduced by any Excess Deferrals previously distributed to such Employee for the Employee's Taxable Year ending with or within such Plan Year.

            (iii) A Participant's Excess Aggregate Contributions and income allocable thereto shall be distributed to each Participant, if administratively feasible, not later than two and one-half (2-1/2) months following the close of the Plan Year in which such Excess Aggregate Contributions were made, but in any event, no later than the last day of the Plan Year following the close of the Plan Year in which the Excess Aggregate Contributions were made. If such excess amounts are distributed more than two and one-half (2-1/2) months following the close of the Plan Year in which such amounts arose, a ten percent (10%) excise tax will be imposed on the Employer with respect to such amounts.

      (d)   The allocable income required to be distributed in accordance with
            Section 12.06(c) shall be equal to the sum of the income allocable to the applicable year in accordance with the procedures detailed in
            Article V.





                                     XII-19

            (i) Income shall include all earnings and appreciation, including such items as interest, dividends, rent, royalties, gains or losses from the sale of property, appreciation or depreciation in the value of stocks, bonds, annuity and life insurance contracts, and other property, without regard to whether such appreciation or depreciation has been realized.

            (ii) No income shall be allocable to periods between the end of the applicable year and the date of distribution.

            (iii) The Committee shall not be liable to any Participant (or his
                  Beneficiary, if applicable) for any losses caused by misestimating the amount of any Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions and income allocable to such excess.

      (e) Excess Contributions distributed under this Section 12.06 shall first be treated as distributions from the balance of the Participant's Tax-Deferred Contributions Sub-account and shall be treated as distributed from the balance of the Participant's Other Investment Account only to the extent such Excess Contributions exceed the balance in the Participant's Tax-Deferred Contributions Sub-account. Excess Aggregate Contributions shall be distributed from the Participant's Tax-Deferred Contributions Sub-account and the balance of the Participant's Other Investment Account in proportion to the Participant's Employee Contributions, if any, and Employer Matching Contributions for the Plan Year.

      (f) In any year where the Plan allows after-tax Employee Contributions, a Participant's Excess Contributions may be recharacterized as an amount distributed to the Participant and then contributed by the Participant to the Plan. Recharacterized amounts will remain nonforfeitable and subject to the same distribution requirements as Elective Deferrals. Amounts may not be recharacterized by a Highly Compensated Employee, to the extent that such amount, in combination with other Employee Contributions made by that Employee, would exceed any stated limit under the Plan on Employee Contributions.





                                     XII-20

                  Recharacterization must occur no later than two and one-half
            (2-1/2) months after the last day of the Plan Year in which such Excess Contributions arose and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the Participant's tax year in which the Participant would have received them in cash.

      12.07 SPECIAL INVESTMENT DIRECTIONS. All Tax-Deferred and Employer Matching contributions shall be invested in such vehicles as directed by the Participant pursuant to the following provisions of this Plan.

      Each Participant shall have the right to elect from among one or more separate and distinct investment vehicles designated, from time to time, by the Committee, the percentage of his allocated contribution which he wishes to have invested in each vehicle. The Committee, at its discretion, may make available to the Participants one (1) or more of the following investment options:

      (a) A "Money Market Fund" wherein monies contributed by the Participant will be invested in a Money Market Certificate with a bank and/or savings and loan association;

      (b) A "Fixed Income Fund" wherein monies contributed by the Participant may be invested in guaranteed interest-type contracts issued by an insurance company licensed to do business in the State of Nevada or such other type of investments geared to provide maximum protection of capital with a reasonable rate of return thereon;

      (c) An "Equity Fund" wherein monies contributed by the Participant will be invested primarily in common stocks and such other securities or investment opportunities which provide for capital appreciation; and

      (d) Such other investment vehicle, which, in the opinion of the Committee, may be appropriate to meet the investment goals of a substantial portion of active Participants.





                                     XII-21

      Participants shall be permitted to change their election of an investment vehicle and/or the percentage to be allocated to each option out of future contributions at each Allocation Date of the Plan. Participants may change the options in which their prior contributions are invested not more often than four
(4) times a year. Such change shall be effective only as of an Allocation Date unless the Committee, in its sole discretion, agrees to another date. Participants must notify the Committee of any such change in writing, not later than sixty (60) days prior to the date the change is to be effective.

      12.08. CREDITING OF TAX-DEFERRED CONTRIBUTIONS. Tax-Deferred Contributions and Qualified Nonelective Contributions made by the Employer on behalf of Participants shall be allocated to their Tax-Deferred Contributions Sub-accounts as of the Allocation Date by which such contributions were withheld by the Employer.

      12.09. CREDITING OF EMPLOYER MATCHING CONTRIBUTIONS. As of each Allocation Date, the Employer Matching Contribution, reduced by any forfeitures of prior Matching Contributions for the Plan Year ending on such Date, shall be allocated among and credited to the other investment accounts of the persons entitled to share in such amounts in accordance with the matching provision of Section 12.04.

      12.10. CREDITING OF INVESTMENT EARNINGS. As of each Allocation Date, investment earnings and/or losses of Sub-accounts maintained pursuant to this Article XII shall be allocated on a pro-rata basis.





                                     XII-22

                                  ARTICLE XIII

                            BENEFIT CLAIMS PROCEDURES



      13.01 CLAIM FOR BENEFITS. Any claims for benefits under the Plan shall be made in writing to the Administrative Committee. If such claim for benefits is wholly or partly denied, the Administrative Committee shall, within thirty (30) days after receipt of the claim, notify the Participant or Beneficiary, as the case may be, of the denial of the claim. Such notice of denial shall be in writing in a manner calculated to be understood by the Participant or Beneficiary and shall contain the specific reason or reasons for denial of the claim, a specific reference to the pertinent Plan provisions upon which the denial is based, a description of any additional material or information necessary to perfect the claim along with an explanation of why such material or information is necessary, and an explanation of the claim review procedure, in accordance with the provisions of this Article.

      13.02 REQUEST FOR REVIEW. The Participant or his Beneficiary may file a Request for Review with the Employer within sixty (60) days of the issuance of a decision by the Administrative Committee. The Employer may grant additional time for filing such Request, in its sole discretion, upon written request by the Participant or his Beneficiary.

      13.03 DECISION ON REQUEST FOR REVIEW. A written decision on the Request for Review shall be issued by the Employer within sixty (60) days of receipt or, in special circumstances where a hearing or other action is required, one hundred twenty (120) days. If the Employer's decision is a denial of benefits, the finding shall state the reason(s) therefor and the applicable provision of the Plan substantiating such denial.





                                     XIII-1

                                   ARTICLE XIV

                           INALIENABILITY OF BENEFITS



      14.01 INALIENABILITY OF BENEFITS. Except as provided in a qualified domestic relations order as defined in Section 414(p) of the Internal Revenue Code, to enforce a Federal tax levy made pursuant to Internal Revenue Code
Section 6331, or for the collection on a judgment resulting from an unpaid tax assessment by the United States, the right of any Participant or Beneficiary to any benefit under the Plan or Trust shall not be subject to voluntary or involuntary transfer, alienation or assignment, and, to the fullest extent permitted by law, shall not be subject to attachment, execution, garnishment or other legal or equitable process. Except as provided in this Section, if a Participant or Beneficiary who is receiving or who is entitled to receive benefits under the Plan attempts to assign, transfer or dispose of his right, or if an attempt is made to subject his right to any process set out above, such assignment, transfer or other disposition shall be null and void.

      14.02 DIVESTMENT FOR CAUSE. The interest in the Plan of a Participant or Beneficiary shall be governed solely by the terms of the Plan, and no such interest shall be subject to divestment for any cause except as otherwise specifically provided in the Plan.





                                     XIV-1

                                   ARTICLE XV

                                  THE TRUSTEES



      15.01 TRUST AGREEMENT. The Trustees shall receive and hold the assets of the Plan as provided in the related Trust document.

                                   ARTICLE XVI

                             ADMINISTRATION OF PLAN



      16.01 APPOINTMENT OF ADMINISTRATIVE COMMITTEE. The Administrative Committee shall consist of three (3) members appointed by the Board of Directors of the Company.

      16.02 RESIGNATION AND REMOVAL. Any member of the Administrative Committee may resign upon ten (10) days prior written notice to the Board of Directors of the Company. The Company, by action of its Board of Directors, may remove any member on the Administrative Committee at any time, with or without cause, and in its sole discretion may appoint a successor member to the Administrative Committee following the resignation or removal of a member. While a vacancy exists, the remaining member(s) of the Administrative Committee may perform any act the Administrative Committee is authorized to perform. If there are no members on the Administrative Committee, the Board of Directors of the Company shall assume all powers of the Administrative Committee until one (1) or more new members are appointed to the Administrative Committee.

      16.03 GENERAL ADMINISTRATIVE POWER.

      (a) The Administrative Committee acting as the agent of the Company shall have all powers necessary to administer the Plan in accordance with its terms, including the power to construe the Plan and determine all questions that may arise thereunder.

      (b) The Administrative Committee shall establish a funding policy and method for directing the Trustee to acquire Company Stock in a manner that is consistent with the objectives of the Plan and the requirements of ERISA. So long as there is a generally recognized market for Company Stock, the fair market value of Company Stock acquired by the Trustee shall be based upon the price prevailing on a national securities exchange or a price not less favorable to the Plan than the offering price established by the current bid and asking prices quoted by persons independent of the Company, pursuant to Section 3(18)(A) of ERISA.


                                     XVI-1

      16.04 INVESTMENT POWERS.

      (a) It is the intent of the Company that on December 29, 1995 or as soon as practicable thereafter, Plan assets will be invested by the Trustee primarily in Company Stock in accordance with directions from the Administrative Committee. Employer contributions (and other Plan assets except amounts in the Tax-Deferred Contributions Sub-account) may be used to acquire shares of Company Stock from Company shareholders (through open-market purchases or privately negotiated transactions) or from the issuer. All purchases of Company Stock by the Trustee shall be made only as directed by the Administrative Committee and at prices which do not exceed the fair market value of Company Stock. So long as there is a generally recognized market for Company Stock, the fair market value acquired by the Trustee shall be based upon the price prevailing on a national securities exchange or a price not less favorable to the Plan than the offering price established by the current bid and as quoted by persons independent of the Company, pursuant to
            Section 3(l8)(A) of ERISA.

      (b) The Administrative Committee may direct the Trustee to invest and hold up to one hundred percent (100%) of Plan assets in Company Stock.

      (c) The Administrative Committee may direct the Trustee to incur Acquisition Loans from time to time to finance the acquisition of Company Stock (Financed Shares) or to repay a prior Acquisition Loan.

      (d) An Acquisition Loan shall be for a specific term, shall bear a reasonable rate of interest and shall not be payable on demand except in the event of default. An Acquisition Loan may be secured by a pledge of the Financed Shares acquired with the proceeds thereof (or with the proceeds of a prior Acquisition Loan which is being refinanced). No other Plan assets may be pledged as collateral for an Acquisition Loan, and no lender shall have recourse against Plan assets other than any Financed Shares remaining subject to pledge. Any pledge of Financed Shares must provide for the release of the shares so pledged as payments on the Acquisition Loan are made by the Trustee and such Financed Shares are allocated

                                     XVI-2
            to Participants' Company Stock Accounts under Article V. Payment of principal and/or interest on any Acquisition Loan shall be made by the Trustee (as directed by the Committee) only from Employer contributions paid in cash to enable the Trust to repay such Acquisition Loan, from any earnings attributable to such Employer contributions and from any cash dividends received by the Trust on such Financed Shares.

      (e) The Administrative Committee may direct the Trustees to invest or reinvest assets not invested in Company Stock in any kind of investment specifically including, but not by way of limitation, real and personal property, mortgages and participation interests in mortgages, commercial paper, corporate and governmental obligations of every kind, corporate stocks (preferred or common), common trust assets (including any common or collective trust assets or pooled investment fund maintained by any of the Trustees for investment by qualified retirement plans) and interest-bearing accounts at any commercial bank or insured savings and loan association (including a Trustee or an affiliate).

      16.05 RESPONSIBILITY FOR ADMINISTRATION OF THE TRUST ASSETS. Subject to the direction of the Administrative Committee, the Trustees shall be responsible for the management and investment of the Trust assets as provided in the Trust Agreement and this Article XVI.

      16.06 DELEGATION OF POWERS. The Administrative Committee may appoint such assistants, representatives or delegates as it deems necessary for the effective exercise of its duties in administering the Plan. The Administrative Committee may delegate to such assistants, representatives or delegates any ministerial and discretionary powers and duties (other than powers to manage or control the assets of the Plan), as it deems appropriate. The Administrative Committee may allocate any of its responsibilities under the Plan to any one (1) or more members of the Administrative Committee.

      16.07 INVESTMENT MANAGER. Notwithstanding any other provisions of the Plan, the Administrative Committee, at any time and from time to time, may delegate any portion or all of its responsibility to invest and manage the assets of the Plan to an Investment Manager or Managers, within the meaning of
Section 3(38) of ERISA Any such delegation shall be




                                     XVI-3
reviewed periodically by the Administrative Committee and shall be terminable upon such notice as the Administrative Committee, in its sole discretion, deems reasonable and prudent under the circumstances. The Administrative Committee shall promptly notify the Trustee of its appointment or removal of an Investment Manager or Managers and shall furnish the Trustee with written evidence of any appointment or removal as requested by the Trustee.

      16.08 PROFESSIONAL ASSISTANCE. The Administrative Committee may engage the services of professional consultants, accountants, attorneys, investment advisors, physicians or other professionals it deems necessary or appropriate for carrying out its duties under the Plan.

      16.09 ACTIONS BY THE ADMINISTRATIVE COMMITTEE. All actions of the Administrative Committee shall be taken pursuant to the decision of a majority of the then members of the Administrative Committee. Directives of the Administrative Committee to the Trustees shall be in writing and signed by a member of the Administrative Committee. The Administrative Committee shall act solely in the interest of the Participants and Beneficiaries and with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of affairs of a like character and with like aims. In the event the Administrative Committee exercises any discretionary authority under the Plan with respect to a Participant who is a member of the Administrative Committee, such discretionary authority shall be exercised solely and exclusively by those members of the Administrative Committee other than such Participant, or, if such Participant is the sole member of the Administrative Committee, such discretionary authority shall be exercised solely and exclusively by the Board of Directors of the Company.

      16.10 RESPONSIBILITY OF FIDUCIARY. The Trustees and members of the Administrative Committee and their assistants, representatives or delegates shall be free from all liability for their acts and conduct in the administration of the Plan and Trust except for acts of willful misconduct and except for any responsibility or liability for any act, obligation or duty under
Part 4 of Subtitle B of Title I of ERISA.

      16.11 INDEMNITY. To the extent not insured against by any insurance company pursuant to provisions of any applicable policy, and to the further extent permissible by law, the Company shall indemnify and hold harmless the members of the Administrative Committee and





                                     XVI-4
their assistants, representatives and delegates from any and all claims, demands, suits and proceedings in connection with the Plan or Trust that may be brought by or on behalf of any employee of the Employer, Participant or Beneficiary, or by any other person, corporation, entity, governmental agency or instrumentality; provided, however, that such indemnification shall not cover acts of willful misconduct or gross negligence.

      16.12 PAYMENT OF EXPENSES. The members of the Administrative Committee and their assistants, representatives or delegates shall be entitled to reimbursement for all reasonable costs, charges and expenses incurred in the administration of the Plan including, without limitation, reasonable fees for accounting, legal and other services rendered; and such fees and reimbursements may be paid by the Employer and if not so paid shall be paid from, and give rise to, a lien upon Plan assets. The Employer may pay such charges and expenses and receive reimbursement for such amounts from the Plan. Notwithstanding any other provision of the Plan or Trust, no person who is a "Disqualified Person" within the meaning of Section 4975(e)(2) of the Internal Revenue Code who receives full-time pay from the Employer shall receive compensation from Plan assets except for reimbursement of expenses properly and actually incurred.

      16.13 DISCLOSURE TO PARTICIPANTS.

      (a) SUMMARY PLAN DESCRIPTION. The Company shall furnish each Participant with a copy of the summary plan description as required by Section 102(a)(l) and 104(b)(l) of ERISA. Such summary plan description shall be updated from time to time as required under ERISA and Department of Labor Regulations thereunder.

      (b) SUMMARY ANNUAL REPORT. Within nine (9) months after each Allocation Date, the Company shall furnish each Participant with the summary annual report of the Plan required by Section 104(b)(3) of ERISA in the form required by Regulations of the Department of Labor.

      (c) ANNUAL STATEMENT. Following each Allocation Date, the Company shall furnish each Participant with a statement reflecting the following information:

            (i) The balances (if any) in his Accounts as of the preceding Allocation Date;





                                     XVI-5

            (ii) The amount of Employer contributions and forfeitures (including amounts allocated pursuant to Article XII) allocated to his Accounts for the Plan Year;

            (iii) The adjustments to his Accounts to reflect his share of dividends (if any) on Company Stock and the net income or loss of the Trust for the Plan Year;

            (iv) The new balances in his Accounts, including the number of shares of Company Stock allocated to his Accounts, and the fair market value of Company Stock as of the Allocation Date; and

            (v) His number of Years of Service and his vested percentage in his Account balances as of the Allocation Date.

      (d) ADDITIONAL DISCLOSURE. The Company shall make available for examination by any Participant copies of the Plan, and the latest annual report of the Plan filed on Form 5500 with the Internal Revenue Service. Upon written request of any Participant, the Company shall furnish copies of such documents and may make a reasonable charge to cover the cost of furnishing such copies, as provided in regulations of the Department of Labor.

      16.14 WITHHOLDING COMPLIANCE. The Administrative Committee shall comply with the requirements of Section 3405 of the Internal Revenue Code and the regulations thereunder with respect to the withholding of Federal income tax from any Plan distribution. Accordingly, the Committee shall have the following power and duty:

      (a) To withhold, and be liable for, payment of the tax required to be withheld from any benefits paid in accordance with the provisions of this Plan, unless the Participant or Beneficiary who is payee for such benefits shall elect to have withholding not apply to such payments. Such election, where otherwise allowable, shall remain in effect until revoked by the elector. The maximum amount to be withheld shall not exceed the sum of the amount of money and the fair market value of other property (within the meaning of applicable law) received in payment of benefits unless otherwise required by law;





                                     XVI-6

     (b)    (i)   To notify the Participant or Beneficiary who is payee of
                  any periodic payments, otherwise subject to withholding, of the right to elect not to apply withholding to such payments. Notice shall be given no earlier than six (6) months before, and no later than, the date of the first
                  (1st) periodic payment subject to withholding. Notice of the right to make and revoke such election shall be given to payees not less frequently than once each calendar year.

            (ii) To notify the Participant or Beneficiary who is payee of any nonperiodic distribution otherwise subject to withholding of the right to elect that withholding shall not apply to such distribution. Notice shall be given no later than the date of distribution or at such earlier date as may be prescribed by the Secretary of the Treasury.

            (iii) To notify the payee of mandatory withholding requirements in effect for years beginning after December 31, 1992 where appropriate statutory rollover requirements have not been met.

      (c) To direct the payor of authorized disbursements from the Trust to withhold payment of the tax required to be withheld by law. In such case, and if the payor is supplied with such information as required by regulations, then the payor shall be liable for payment of the tax withheld.

      16.15 ACCOUNTING PROCEDURES.

            (a) The Administrative Committee shall establish accounting procedures for the purpose of making the allocations to Participants' Accounts.

            (b) The Administrative Committee shall maintain adequate records of the aggregate cost basis of Company Stock allocated to each Participant's Accounts. The Administrative Committee shall also keep separate records of the source of each share of Company Stock purchased by the Trust. Such records shall reflect whether a share of Company Stock was newly issued by the Company and, if so, whether the Company shareholders approved such issuance.




                                     XVI-7

            (c) The Administrative Committee shall also keep records of all Financed Shares and of Employer contributions (and any earnings thereon) made for the purpose of enabling the Trust to repay any Acquisition Loans.

            (d) From time to time, the Administrative Committee may modify the accounting procedures for the purpose of achieving equitable and nondiscriminatory allocations among the Accounts of Participants in accordance with the general concepts of the Plan, the provisions of Article V and Article XII, if applicable, the applicable requirements of the Internal Revenue Code, ERISA and the Company's charter.

      16.16 VOTING COMPANY STOCK. All Company Stock held under the Plan shall be voted by the Trustee in the manner described in this Section. Each Participant shall be entitled to direct the Trustee as to the exercise of any voting rights attributable to shares of Company Stock allocated to his Accounts. Each Participant entitled to voting rights shall be supplied with a proxy statement and a form for indicating his voting instructions to the Trustee. Any shares of Company Stock for which voting instructions are not received from Participants shall not be voted, but shares of Company Stock which are not allocated to Participants' Accounts shall be voted by the Trustee in the manner directed by the Administrative Committee. The foregoing notwithstanding, the exercise of voting rights in connection with the tender of shares of Company Stock following a tender offer shall be governed by the provisions of Section 16.17 of this Plan. Notwithstanding anything to the above to the contrary, as provided in Code
Section 409(e), where Company Stock does not constitute a registration-type class of securities, a Participant's voting rights shall only extend with respect to any corporate matter which involves the voting of such shares with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of all assets of a trade or business, or such similar transaction as the Secretary of the Treasury may prescribe in regulations.

      16.17 TENDERING OF COMPANY STOCK IN TENDER OFFERS.

      (a) In the event there is a tender offer for shares of Company Stock, each Participant shall have the right to authorize the Trustee to tender shares of Company Stock




                                     XVI-8
            allocated to his Company Stock Account. Unless a Participant affirmatively authorizes the Trustee in writing to tender shares of Company Stock allocated to his Company Stock following a tender offer, the Trustee may not tender any of the shares of Company Stock allocated to such Participant's Company Stock Account in a tender offer.

      (b) The Administrative Committee shall have the right to authorize the Trustee to tender shares of Company Stock which have not been allocated to the Company Stock Accounts of Participant. Unless the Administrative Committee affirmatively authorizes the Trustee in writing to tender unallocated shares of Company Stock following a tender offer, the Trustee may not tender any allocated shares of Company Stock in a tender offer.






                                     XVI-9

                                  ARTICLE XVII

                                AMENDMENT OF PLAN



      17.01 MANNER OF AMENDMENT.

      (a) The Company may amend the Plan at any time and from time to time by action of its Board of Directors. No amendment shall have the effect of eliminating an optional form of benefit or reducing the Account balances of any Participant nor shall any amendment have the effect of reducing any then-vested percentage of accrued benefits of any Participant as computed in accordance with the vesting schedule under Article X.

      (b) If the vesting schedule is amended and such amendment would at any time decrease the vested percentage of accrued benefits that any Participant would have been entitled to receive had the vesting schedule not been so amended, then each such Participant who has completed at least three (3) Years of Service with the Employer shall be permitted during the period described below to elect to have his vested percentage of accrued benefits computed without regard to such amendment. Written notice of such amendment and of the availability of such election must be given to each Participant who has a right to exercise such election. Such election shall be irrevocable, must be made in writing and may be exercised only during the period beginning on the date the amendment is adopted and ending on the latest of sixty (60) days after the day the amendment is adopted or sixty (60) days after the day the Participant is issued written notice of the amendment.

      Notwithstanding the first two (2) paragraphs of this Section, the Employer may amend this Plan to the extent necessary to conform the Plan to the requirements of applicable laws, regulations or rulings.

      17.02 EFFECT UPON TRUSTEES. Notwithstanding any other provision hereof, no amendment of the Trust shall become effective without the prior written consent of the Trustees if the effect thereof would be to alter the rights, responsibilities, powers or duties of the Trustees.




                                     XVII-1

                                  ARTICLE XVIII

                             PERMANENCE OF THE PLAN



      18.01 RIGHT TO TERMINATE PLAN. The Company contemplates that the Plan shall be permanent and that it shall be able to make contributions to the Plan. Nevertheless, in recognition of the fact that future conditions and circumstances cannot be foreseen, the Company reserves the right to terminate the Plan at any time.

      18.02 MERGER OR CONSOLIDATION OF PLAN. The Plan may not be merged or consolidated with, nor its assets or liabilities transferred to, any other plan or trust unless each Participant could, if the Plan were then terminated, receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer, if the Plan had then terminated.

      18.03 DISCONTINUANCE OF CONTRIBUTIONS. Whenever the Employer determines that it is impossible or inadvisable for it to make further contributions as provided in the Plan, it may, by resolution of its Board of Directors, permanently discontinue all further contributions to the Plan without terminating its Trust. A certified copy of such resolution shall be delivered to the Administrative Committee and to the Trustee. Thereafter, the Administrative Committee and the Trustee shall continue to administer all the provisions of the Plan which are necessary and remain in force other than the provisions relating to contributions by the Employer. The Trust, however, shall remain in existence and all of the provisions of the Plan relating to the Trust shall remain in force.

      18.04 TERMINATION OF PLAN. Any termination of the Plan shall be by resolution of the Board of Directors of the Company. A certified copy of such resolution shall be delivered to the Administrative Committee and the Trustees. Upon such termination and after payment of all expenses and an appropriate adjustment of the Retirement Accounts of all Participants to reflect such expenses, Trust asset profits or losses, and allocation of any previously unallocated funds to the date of termination, as provided hereunder, the Participants shall be entitled to receive the amount then credited to their respective Accounts in the Trust assets. The Administrative





                                    XVIII-1

Committee may pay such amounts in cash or in assets of the Trust in accordance with the Plan's rules regarding distributions.

      18.05 RIGHTS TO BENEFITS. Upon full or partial termination of the Plan or complete discontinuance of contributions by the Employer the right of each affected Participant to the amount credited to his Accounts at such time shall be nonforfeitable without reference to any formal action on the part of the Company, the Administrative Committee or the Trustee.









                                    XVIII-2

                                   ARTICLE XIX

                         STATUS OF EMPLOYMENT RELATIONS



      19.01 STATUS OF EMPLOYMENT RELATIONS. The adoption and maintenance of the Plan shall not be deemed to constitute a contract between the Employer and any Employee or to be consideration for, or any inducement or condition of, the employment of any person. Nothing herein contained shall be deemed to give any Employee the right to be retained in the employ of the Employer, to affect the right of the Employer in the discipline or discharge of any Employee at any time, to give the Employer the right to require any Employee to remain in its employ or to affect any Employee's right to terminate his employment at any time.


                                     XIX-1

                                   ARTICLE XX

                           EXCLUSIVE BENEFIT OF TRUST



      20.01 LIMITATION UPON REVERSIONS. Except as provided in Section 20.02, the assets of the Plan shall not inure to the benefit of the Employer and shall be held for the exclusive purposes of providing benefits to Participants or their Beneficiaries and defraying reasonable expenses of administering the Plan as provided hereunder.

      20.02 LIMITED REVERSION TO EMPLOYER.

      (a) Notwithstanding anything contained herein to the contrary, amounts contributed by the Employer hereunder may be returned to the Employer under any of the conditions set forth in Section 20.02(b).

      (b) The Employer shall be entitled, subject to the conditions established under Internal Revenue Service Ruling 91-4, to recover any contributions made to the Plan:

            (i) If such contributions were conditioned on the initial qualification of the Plan and;

                  (A) The Commissioner of Internal Revenue, or his delegate, makes an initial determination, with respect to the exempt status of the Trust for Federal income tax purposes and the deductibility of contributions by Employer for its income tax purposes, that the Plan does not meet the requirements of the Internal Revenue Code with the result that the Trust is not exempt from Federal income tax and the contributions of the Employer to the Trust are not deductible in determining its Federal income tax; and

                  (B) The application for determination relating to the initial qualification is filed by the due date of the Employer's return for the taxable year in which the Plan is adopted, and

                  (C) The contribution is returned within one (1) year of the denial of the contribution; or

            (ii)  In error as a result of a mistake in fact; or

            (iii) Conditioned upon the contribution being allowed as a deduction for Federal income tax purposes and such deduction is disallowed;

            (iv) Remaining in a Suspense Account after termination of the Plan which cannot be allocated to Participants.

            (v)   The permissible recovery under (ii) must be made within one
                  (1) year from the date the contribution was made to the Plan, and under (iii) must be made within one (1) year from the date of disallowance of tax qualification or tax deduction.

            (vi) Reversions due to a mistake of fact or the disallowance of a deduction with respect to a contribution that was conditioned on its deductibility shall be permitted only if the surrounding facts and circumstances indicate that the contribution of the amount that subsequently reverts to the Employer is attributable to a good faith mistake of fact or, in the case of the disallowance of the deduction, a good faith mistake in determining the deductibility of the contribution.

            (vii) The maximum amount that may be returned to the Employer in the case of a mistake of fact or the disallowance of a deduction is the excess of (A) the amount contributed, over, as relevant, (B) (1) the amount that would have been contributed had no mistake of fact occurred, or (2) the amount that would have been contributed had the contribution been limited to the amount that is deductible after any disallowance by the Internal Revenue Service.

            (viii)Earnings attributable to the excess contribution may not be returned to the Employer, but losses attributable to such contribution shall reduce the amount returned.

            (ix) If the return of the amount attributable to the mistaken or nondeductible contribution would cause the Account of any Participant to be reduced to an amount which is less than the amount which would have been in the Account of such Participant had the mistaken or nondeductible amount not been contributed, the amount returned to the Employer shall be limited so as to avoid such reduction. Notwithstanding the preceding sentence, in the case of a reversion due to initial disqualification of the Plan, the entire assets of the Plan attributable to Employer contributions may be returned to the Employer.

                                   ARTICLE XXI

                           INTERPRETATION OF THE PLAN



      21.01 APPLICABLE LAW AND CONFLICT. The Plan shall be construed, administered and governed in all respects in accordance with the Internal Revenue Code, ERISA and other applicable Federal laws and with the laws of the State of Nevada. To the extent there are any conflicts between the provisions of the Plan and any instrument or document issued pursuant to the Plan, the provisions of the Plan shall control, except where the Trust Agreement may specifically provide otherwise.

      21.02 INTENT OF EMPLOYER. It is the intent of the Employer that the Plan shall comply with the provisions of Sections 401 and 501 of the Internal Revenue Code, the requirements of ERISA and corresponding provisions of any subsequent laws, and the provisions of the Plan shall be construed accordingly. It is the further intent of the Employer that effective as of July 1, 1995 the Plan will comply with the requirements of Section 4975(e)(7) of the Internal Revenue Code.

      21.03 COUNTERPARTS. This Plan may be executed in counterparts. Each counterpart shall have the effect of an original.

      21.04 GENDER AND NUMBER. Whenever appropriate, words used in the Plan in the singular may mean the plural, words used in the plural may mean the singular, words used in the masculine may mean the feminine, and words used in the feminine may mean the masculine.

      21.05 TITLES. Titles and section headings in this Plan are furnished for convenience only, and in the event of any conflict, the text of Plan rather than such title or section headings shall control.




                                      XXI-1

                                  ARTICLE XXII

                                 TOP-HEAVY PLANS



      22.01 SPECIAL TOP-HEAVY RULES. In any Plan Year in which the Plan is a Top-Heavy Plan, the Plan must satisfy the vesting, minimum contribution, and limitations on compensation requirements set forth in this Article XXII.

      22.02 VESTING REQUIREMENT. For any Plan Year in which the Plan is a Top-Heavy Plan, the Top-Heavy Plan Alternate Vesting Schedule set forth below shall apply with respect to the calculation of each Participant's vested interest provided, however, that if the application of the vesting provisions contained in Article X result in a Participant qualifying for a higher vested benefit with respect to such Participant, the Top-Heavy Alternate Vesting Schedule set forth below shall not apply.

         Top-heavy plan alternative vesting schedule
       -----------------------------------------------
        Years of Service with       Nonforfeitable
            the Employer             percentage
       -------------------------  --------------------
                  2                      20%
                  3                      40%
                  4                      60%
                  5                      80%
                  6                     100%

      22.03 CHANGE IN VESTING SCHEDULE FOR NON-KEY EMPLOYEES. If the Plan becomes a Top-Heavy Plan and subsequently ceases to be a Top-Heavy Plan, the vesting schedule set forth in Section 22.02 above, if applicable, shall continue to apply in calculating the vested benefit of any Participant who had accumulated at least five (5) years of Vesting Service as of the last day of the Plan Year in which the Plan is Top-Heavy. For all other Participants, the vesting schedule in Section 22.02 shall apply only to benefits as of the last day of the Plan Year in which the Plan is a Top-Heavy Plan.

      22.04 MINIMUM CONTRIBUTION REQUIREMENT.

      (a) For each Plan Year in which the Plan is a Top-Heavy Plan, the Employer's contribution on behalf of each Participant who is not a Key Employee shall be not less than the lesser of:



                                     XXII-1

            (i) Three percent (3%) of such Participant's W-2 Compensation or

            (ii) The highest percentage of W-2 Compensation not in excess of the limitation set forth in Section 22.05 under the Plan on behalf of any Key Employee.

      (b) In addition, if the Plan is a Top-Heavy Plan because it is required to be aggregated with a defined benefit plan pursuant to the provisions of Section 416(g) of the Internal Revenue Code by virtue of enabling such defined benefit plan to meet the requirements of Sections 40l(a)(4) or 410 of the Internal Revenue Code, then for each Plan Year in which the Plan is a Top-Heavy Plan the Employer shall contribute on behalf of each Participant who is not a Key Employee an amount equal to three percent (3%) of such Participant's W-2 Compensation.

      (c) If this Plan is a Top-Heavy Plan because it is required to be aggregated with a defined benefit plan pursuant to the provisions of Section 416(g) of the Internal Revenue Code, the Employer must satisfy the provisions of this Article XXII with respect to each Participant who is not a Key Employee and who has completed at least one thousand (1,000) Hours of Service during an accrual computation period regardless of the level of such Participant's Compensation.

      (d) If this Plan is a Top-Heavy Plan, the Employer must satisfy the minimum contribution requirement set forth in this Section 22.04 with respect to a Participant who is not a key Employee of such Employer regardless of whether the Participant declines to make a mandatory contribution if required by the terms of this Plan in the future.

      (e)   The minimum contribution requirement set forth in this Section
            22.04 shall apply regardless of whether the Employer has any Net Profit with respect to a particular Plan Year. The provisions of this Section 22.04 shall not apply with respect to any reemployed Participant with respect to a particular Plan Year if such reemployed Participant is ineligible to share in the allocation of Employer contributions and forfeitures for such Plan Year.


                                     XXII-2

      22.05 LIMITATION ON COMPENSATION REQUIREMENT. In any Plan Year in which the Plan is a Top-Heavy Plan, the maximum amount of an Employee's W-2 Compensation that may be taken into account under the Plan shall be One Hundred Fifty Thousand Dollars ($150,000) subject to increases in the cost of living in accordance with the provisions of Section 401(a)(17) of the Code.

      22.06 EFFECT OF SOCIAL SECURITY. For purposes of this Article XXII, and anything to the contrary contained in the Plan notwithstanding, the Plan must satisfy the vesting and minimum benefit requirements set forth herein without taking into account contributions or benefits under Chapters 2 or 12 of Title II of the Social Security Act, or any other Federal or state law.




                                     XXII-3

                                  ARTICLE XXIII

                             PARTICIPATING EMPLOYERS



      23.01 ADOPTION BY AFFILIATED EMPLOYERS. With the consent of the Company, any Affiliated Employer may adopt this Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer, by properly executing a document evidencing said intent and will of such Participating Employer.

      23.02 REQUIREMENTS OF PARTICIPATING EMPLOYERS.

      (a) Each Participating Employer shall be required to use the same Trustee as selected pursuant to Section 2.42.

      (b) The Trustee, subject to the provisions of the Trust document, shall commingle, hold and invest as one, all contributions received.

      (c) The transfer of any Participant from or to an Employer participating in this Plan, whether he or she be an Employee of the Employer or an Affiliated Employer, shall not affect such Participant's rights under the Plan, and all amounts credited to such Participant's Accounts, as well as his accumulated Years of Service with the transferor or predecessor, and his length of participation in the Plan, shall continue to his credit.

      (d) All rights and values forfeited by termination of employment shall inure to Participants subject to Article V.

      (e) Any expenses of the Plan which are to be paid by the Employer or borne by the Plan shall be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such Employer bears to the total standing to the credit of all Participants.

      23.03 DESIGNATION OF THE COMPANY AS AGENT. With respect to all of its relations with the Funding Agent and Administrator for the purpose of this Plan, each Participating Employer shall be deemed to have designated irrevocably the Company as its agent. Unless the context of the Plan clearly indicates the contrary, the word "Employer" shall be deemed to include each Participating Employer as related to its adoption of the Plan.


                                    XXIII-1

      23.04 EMPLOYEE TRANSFERS. In the event an Employee transfers between Participating Employers, the Employee involved shall carry with him his accumulated Service and eligibility. No such transfer shall effect a termination of employment hereunder, and the Participating Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred.

      23.05 PARTICIPATING EMPLOYER CONTRIBUTIONS. All contributions made by a Participating Employer, as provided for in this Plan, shall be determined separately by each Participating Employer, and shall be paid to and held by the Funding Agent for the exclusive benefit of the Employees of such Participating Employer and the Beneficiaries of such Employees, subject to all the terms and conditions of this Plan. On the basis of the information furnished by the Employer, the Committee shall keep separate books and records concerning the affairs of each Participating Employer hereunder and as to the Accounts and credits of the Employees of each Participating Employer.

      23.06 AMENDMENT. Amendment of this Plan by the Employer, at any time, pursuant to Section 17.01, shall be deemed to be an amendment by each Participating Employer, provided, however, that if such amendment affects the individual duties or liabilities of any Participating Employer, such amendment shall not be effective as to such Participating Employer until such Participating Employer has submitted a properly executed document evidencing its consent to such amendment.

      23.07 PARTICIPATING EMPLOYER DISCONTINUANCE. Any Participating Employer shall be permitted to discontinue or revoke its participation in the Plan. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Committee. The Committee shall thereafter cause to be transferred, delivered and assigned Plan assets allocable to the participants of such Participating Employer to such new Trustee as shall have been designated by such Participating Employer. If no successor is designated, the Committee shall retain such assets for the Employees of said Participating Employer, pursuant to the provisions of the Trust instrument. In no such event shall any part of the corpus or income of the Plan as it relates to such Participating Employer be




                                    XXIII-2
used for or diverted for purposes other than for the exclusive benefit of the Employees of such Participating Employer, except as otherwise provided herein.

      23.08 COMMITTEE AUTHORITY. The Committee shall have authority to make any and all necessary rules or regulations binding upon all Participating Employers and all Participants to effect the purposes of this Article XXIII.

      IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officers this 29th day of December, 1995.




                                     SAXTON INCORPORATED
                                        (Company)


                             By: /s/ MICHELE SAXTON PORI
                                ----------------------------------

                             Title: SECRETARY
                                   -------------------------------

                             By: /s/ JAMES C. SAXTON
                                ----------------------------------

                             Title:  PRESIDENT
                                   -------------------------------





                                    XXIII-3

                                 TRUST AGREEMENT






                                     FOR THE






                               SAXTON INCORPORATED






                          EMPLOYEE STOCK OWNERSHIP PLAN

                                 TRUST AGREEMENT
                                     FOR THE
                               SAXTON INCORPORATED
                          EMPLOYEE STOCK OWNERSHIP PLAN
                                TABLE OF CONTENTS

                                                                           PAGE

ARTICLE I - ESTABLISHMENT OF TRUST-----------------------------------        1

       A.  Trust Established;  Accepted------------------------------        1
       B.  Trustee Responsibility------------------------------------        1
       C.  Combination with Assets of Other Trust--------------------        2

ARTICLE II - INVESTMENT AUTHORITY AND DUTY---------------------------        3

       A.  General Investment Powers and Duties----------------------        3
       B.  Special Investment Powers---------------------------------        3
       C.  Transfer of Investment Authority and Duty-----------------        4

ARTICLE III - OTHER POWERS OF TRUSTEE--------------------------------        7

ARTICLE IV - OTHER DUTIES OF TRUSTEE---------------------------------       11

       A.  Life Insurance--------------------------------------------       11
       B.  Books and Records-----------------------------------------       12
       C.  Valuations------------------------------------------------       12
       D.  Distributions---------------------------------------------       13

ARTICLE V - RESIGNATION OR REMOVAL OF TRUSTEE------------------------       14

ARTICLE VI - TAXES, EXPENSES AND COMPENSATION OF THE TRUSTEE---------       15

       A.  Taxes-----------------------------------------------------       15
       B.  Expenses and Compensation---------------------------------       15

ARTICLE VII - AMENDMENT----------------------------------------------       16

ARTICLE VIII - MISCELLANEOUS-----------------------------------------       17

       A.  Co-Fiduciary Liability------------------------------------       17
       B.  Nonliability of Insurance Carrier-------------------------       17
       C.  Irrevocability--------------------------------------------       17
       D.  Request for Instructions----------------------------------       18
       E.  Spendthrift Clause----------------------------------------       18
       F.  Diversion of Assets Prohibited----------------------------       18
       G.  Gender and Number-----------------------------------------       18
       H.  Applicable Law;  Severability-----------------------------       18
       I.  Definitions-----------------------------------------------       19
       J.  Plan and Trust Agreement Constitute Integrated Program----       19
       K.  Headings--------------------------------------------------       19
       L.  Counterparts----------------------------------------------       19
       M   Indemnity-------------------------------------------------       19

                                 TRUST AGREEMENT

                                     FOR THE

                               SAXTON INCORPORATED

                          EMPLOYEE STOCK OWNERSHIP PLAN


THIS AGREEMENT, entered into this _____ day of December 1995 by Saxton Incorporated (hereinafter referred to as "the Employer") and Douglas W. Hensley, an individual, as trustee (hereinafter referred to as "the Trustee"), is intended to provide for the funding of the Saxton Incorporated Employee Stock Ownership Plan (hereinafter referred to as "the Plan") successor to the Profit Sharing Plan for Employees of Jim Saxton, Inc. (hereinafter referred to as "the Prior Employer Plan"), which has heretofore been adopted by the Employer, and to accomplish this purpose, the Employer and the Trustee hereby agree as follows:


                                    ARTICLE I

                             ESTABLISHMENT OF TRUST

A.   TRUST ESTABLISHED; ACCEPTED

     The Employer hereby establishes with the Trustee named above, pursuant to the provisions of the Plan, a trust of such funds as from time to time shall be deposited with the Trustee by or on behalf of the Employer or the Participants in the Plan, together with income generated by the funds. The Trustee hereby agrees to receive and hold such assets in trust in accordance with the terms of this agreement. Except as otherwise provided herein, the Trustee shall have exclusive authority and discretion to manage and control such assets. The Trust created hereby shall be known as the Saxton Incorporated Employee Stock Ownership Trust and may receive assets from the Prior Employer Plan's Trust.

B.   TRUSTEE RESPONSIBILITY

     (1) In carrying out each of its responsibilities under this Trust, the Trustee shall act solely in the interest of the Participants and Beneficiaries and

         (a) For the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan;

         (b) With the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims; and

         (c) In accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of Title I of the Employee Retirement Income Security Act of 1974 (PL 93-406), hereinafter referred to as "ERISA."

     (2) The Trustee shall be responsible only for sums actually received by it as the Trustee hereunder and shall be under no obligation or duty, and shall have no right, to compute any amount to be paid to it pursuant to the Plan or to collect any sums from the Employer.

     (3) The Plan shall be administered by the Administrative Committee provided for in the Plan (hereinafter "the Committee") and the Trustee shall not be responsible for the administration of the Plan.

C.   COMBINATION WITH ASSETS OF OTHER TRUST

     The Trustee may combine the assets of this Trust for investment purposes with the assets of any other trust established by the Employer pursuant to provisions of any qualified employee benefit plan. In such event, the Trustee shall keep separate records of the amounts allocable to each such Trust.

                                   ARTICLE II

                          INVESTMENT AUTHORITY AND DUTY


A.   GENERAL INVESTMENT POWERS AND DUTIES

     (1) The Trustee shall exercise its authority to invest and reinvest the assets of the Plan in accordance with the standard established in Paragraph B of Article I.

     (2) The Trustee shall diversify the investments of the Plan so as to minimize the risk of large losses unless it is clearly prudent not to do so.

     (3) The Trustee shall not maintain the indicia of ownership of any Trust assets outside the jurisdiction of the district courts of the United States, except to the extent allowed by Department of Labor regulations.

     (4) Within the limitations of the foregoing, the Trustee is authorized to acquire, sell and exchange every kind of investment, specifically including, but not by way of limitation, real and personal property, commercial paper, corporate obligations of every kind, and stocks, preferred or common, provided, however, that the Trustee shall not engage in any prohibited transactions within the meaning of Section 406 or 407 of ERISA or Section 4975(c) of the Internal Revenue Code unless such transaction is exempt under Section 408 or 414(c) of ERISA.

B.   SPECIAL INVESTMENT POWERS

     (1) The Trustee shall have full power and authority to transfer money and other assets of the Trust to itself as Trustee of any investment fund or funds consisting exclusively of assets of exempt pension or profit sharing trusts. In such event, the instrument or instruments creating such investment fund or funds shall become a part hereof as fully as if set forth at length herein. Money and other assets of the Trust invested in said fund or funds shall be held and administered by the Trustee strictly in accordance with the terms and under the powers granted in said instrument or instruments. The combining of money and other assets of the Trust with money and other assets of other qualified trusts in such fund or funds is specifically authorized.

     (2) The Trustee is specifically authorized to invest Trust assets in deposits which bear a reasonable interest rate in a Company or similar financial institution supervised by the


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
         United States or a state, notwithstanding the fact that such Company or financial institution is a fiduciary of the Plan.

     (3) The Trustee may invest up to one hundred percent (100%) of the assets of the Plan at fair market value, in "qualifying employer securities" as defined in Section 407(d) of ERISA and as further amplified in
         Article III hereof. Such investment may be made notwithstanding the diversification requirements set forth above in accordance with the Plan's status as an Employee Stock Ownership Plan. If more than one Investment Manager is appointed by the Board of Directors or the Committee, the Board of Directors or the Committee, as the case may be, shall direct that only one Investment Manager has the power to invest and reinvest its portion of the Trust Fund in "qualifying employer securities," and it shall then be the responsibility of that Investment Manager to see that the limitation set forth in this paragraph is not exceeded, and neither the Trustee nor any other Investment Manager shall have any responsibility therefor. Notwithstanding the foregoing, no contributions to the Plan by Participants shall be invested in employer securities.

C.   TRANSFER OF INVESTMENT AUTHORITY AND DUTY

     (1) The Employer may, by resolution of its Board of Directors, remove from the Trustee and transfer to the Committee appointed pursuant to Article VIII of the Plan or to an Investment Manager or Managers the authority and duty to manage, acquire or dispose of all or a portion of the Trust assets. In addition, if such authority has been transferred to the Committee, the Committee, by appropriate action, may appoint an Investment Manager to manage, acquire or dispose of all or a portion of the Trust assets. As used herein, the term "Investment Manager" means a person or organization who satisfied the requirements of Section 3(38) of ERISA and has provided written acknowledgment to the employer and the Trustee that he has done so.

     (2) If the Board of Directors transfers the authority to manage, acquire or dispose of Trust assets to the Committee or to an Investment Manager or Managers, the Committee, Investment Manager or Managers, as the case may be, shall exercise such authority in strict conformity with the requirements and standards referred to and set forth in Paragraph A of this Article II for the exercise of such authority by the Trustee.

     (3) If the Board of Directors transfers the authority to manage, acquire or dispose of Trust assets to the Committee,

         (a) The Trustee shall follow the written directions of the Committee with respect to management, acquisition or disposal of Trust assets (the Trustee may consent to accept oral directions for the purchase or sale of securities subject to confirmation in writing) and the Trustee shall not be liable for any loss which may result by reason of any act or failure to act, provided such act or failure to act results from compliance with proper directions of the Committee, which are made in accordance with the terms of the Plan and which are not contrary to Title I of ERISA; and

         (b) The Committee may employ such persons or organizations to render advice or perform other services with respect to its responsibilities as it determines to be necessary or appropriate; however, unless such person or organization is appointed as an Investment Manager, he shall not be authorized to direct the Trustee as to investments and shall have no discretionary authority over the assets of the Plan.

     (4) If an Investment Manager is appointed by the Board of Directors or by the Committee, the Trustee shall follow the written directions of the Investment Manager with respect to management, acquisition or disposal of Trust assets. The Trustee may consent to accept oral directions for the purchase or sale of securities, subject to confirmation in writing. The Trustee shall be under no duty to question, or make inquiries as to, any act or direction of any Investment Manager taken as provided herein, or any failure to give directions, or to review the securities held as a result of directions by the Investment Manager, or to make any suggestions to the Investment Manager with respect to investment and reinvestment of, or disposing of investments in, the Trust. The Trustee shall not be liable for any acts or omissions of any Investment Manager, or be under any obligation to invest or otherwise manage any assets of the Trust Fund. Accordingly, the Trustee shall be under no liability for any loss of any kind which may result by reason of any act or failure to act, provided such act or failure to act is in accordance with any directions of the Investment Manager or is by reason of inaction in the absence of written directions from the Investment Manager.

     (5) In selecting and retaining an Investment Manager, the Board of Directors or the Committee, as the case may be, shall act solely in the interest of the Participants and Beneficiaries and with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man would use in the conduct of an enterprise of a like character and with like aims. The Board or the Committee, as the case may be, shall periodically review the performance of the Investment Manager. The Board of Directors or the Committee may revoke its appointment of an Investment Manager by notice to the Investment Manager and to the Trustee. Unless the notice designates a new Investment Manager, it shall state whether responsibility for the investment and management of the assets of the Trust have been transferred back to the Trustee or assumed by the Committee, as the case may be.

                                   ARTICLE III

                             OTHER POWERS OF TRUSTEE


The Trustee shall have all powers necessary to hold in trust and administer all funds contemplated hereby, including, but not by way of limitation, the power:

A. To collect and receive the income of the Trust and any and all money, securities and other property, of whatsoever kind or nature, due to, owing or belonging to the Trust.

B. To hold uninvested, without liability for interest thereon, subject to the requirements of Section 408(b)(6) of ERISA, any monies in any bank, including any banking department of any Trustee, or in any insured savings and loan association or company.

C. To have, respecting bonds, shares of stock and other securities, all of the rights, powers and privileges of an owner, including the holding of securities in its own name or in the name of a nominee, with or without disclosure of the Trust, voting, giving proxies, making payments of calls, assessments or other sums deemed by the Trustee expedient for the protection of the Trust, exchanging securities, selling or exercising subscription rights, exercising conversion rights, consenting to and participating in foreclosures, reorganizations, consolidations, mergers, liquidations, pooling agreements and voting trusts, and assenting to corporate sales, leases and encumbrances subject to the provisions of paragraphs K and L hereafter.

D. To extend the time of payments of any obligation at any time owing to the Trust; to deposit any securities or other property with any protective, reorganization or similar committee; to delegate discretionary powers thereto; and to pay and agree to pay a portion of the expenses and compensation thereof and any assessments levied with respect to any such securities or other property so deposited.

E. To settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trust; to commence to defend legal proceedings for or against the Trust; and to represent the Trust in all proceedings in any court of law or equity or before any other body or tribunal.

F. To enforce any mortgage, deed of trust, pledge or other security interest held hereunder and to purchase at any sale thereunder any property subject thereto.

G. To create reserves of cash or other assets of the Trust for the payment of expenses, or for distribution pursuant to the Plan or for any other purposes in connection with this agreement.

H. To sue or defend in connection with any and all securities or other property at any time received or held by or for the Trust, and all costs and attorneys' fees in connection herewith shall be a charge against the Trust.

I. To employ agents, including without limitation, appraisers, attorneys and accountants.

J.   To specifically perform the following in regard to Employer stock:

     (1) Acquire Company Stock from Company shareholders or from the Company.

     (2) Borrow from any lender to finance the acquisition of Company Stock, provided that such borrowing shall comply with the requirements of the Plan and the following specific provisions:

         (a) Any promissory note executed by the Trustee to purchase shares of Company Stock must bear a reasonable rate of interest;

         (b) Any collateral pledged to the creditor shall consist only of the shares of Company Stock acquired with the proceeds of such promissory note or shares of Company Stock that were pledged as collateral in connection with a prior promissory note of the Trustee that was repaid with the proceeds of the current promissory note;

         (c) Under the terms of any such promissory note or other documents executed by the Trustee in connection therewith, the creditor shall not have recourse against the Trust assets except that a promissory note may permit recourse with respect to the collateral pledged as security for the promissory note, contributions other than of Company Stock made to meet the Trustee's obligations under the promissory note, and earnings attributable to such collateral and the investment of such contributions;

         (d) Any promissory note or security agreement executed by the Trustee pursuant thereto shall provide for the release of shares of Company Stock from encumbrance in a manner permitted by Treasury Regulations under Section 4975(e)(7) of the Internal Revenue
              Code of 1986, as amended;

         (e) Payments made during a Plan Year by the Trustee from the Trust with respect to a promissory note shall not exceed the sum of contributions other than shares of Company Stock made to the Trust to meet its obligations under such promissory note, and earnings attributable to shares of Company Stock purchased with such promissory note and held in a Loan Suspense Account and the earnings of which are attributable to the investment of such contributions, reduced by payments made under such promissory note in prior Plan Years.

      (3)Contract or otherwise enter into transactions between itself, as Trustee, and the Company or any Company shareholder for the purpose of acquiring or selling Company Stock.

K. All Company Stock held under the Trust shall be voted by the Trustee in the manner described in this paragraph. Each Participant shall be entitled to direct the Trustee as to the exercise of any voting rights attributable to shares of Company Stock allocated to his Accounts in accordance with Section 16.16 of the Plan. Each Participant entitled to voting rights shall be supplied with a proxy statement and a form for indicating his voting instructions to the Trustee. Any shares of Company Stock for which voting instructions are not received from Participants shall not be voted, but shares of Company Stock which are not allocated to Participants' Accounts shall be voted by the Trustee in the manner directed by the Administrative Committee. The foregoing notwithstanding, the exercise of voting rights in connection with the tender of shares of Company Stock following a tender offer shall be governed by the provisions of Paragraph L following.

L.(1)In the event there is a tender offer for shares of Company Stock, each Participant shall have the right to authorize the Trustee to tender shares of Company Stock allocated to his Company Stock Account. Unless a Participant affirmatively authorizes the Trustee in writing to tender shares of Company Stock allocated to his Company Stock Account following a tender offer, the Trustee may not tender any of the shares of Company Stock allocated to such Participant's Company Stock Account in a tender offer.

L.(2)The Administrative Committee shall have the right to authorize the Trustee to tender shares of Company Stock which have not been allocated to the Company Stock Accounts of Participants. Unless the Administrative Committee affirmatively authorizes the Trustee in writing to tender unallocated shares of Company Stock following a tender offer, the Trustee may not tender any allocated shares of Company Stock in a tender offer.

                                   ARTICLE IV

                             OTHER DUTIES OF TRUSTEE


A.   LIFE INSURANCE

     As directed in writing by the Committee, and subject to such direction, the Trustee shall have the following duties with respect to any investments in life insurance and annuity contracts:

     (1) The Trustee may apply in writing for contract(s) of life insurance and/or annuity to be issued on the life of any Participant in the Plan in an amount to be determined by the Committee on a uniform and nondiscriminatory basis, provided that no such policy shall be purchased unless the Plan specifies that such death benefit shall be limited to an incidental amount. Any such policy shall be of a form customarily used for such employee benefit trusts, issued by any legal reserve life insurance company selected by the Committee and qualified to do business in the State of Nevada. Each such policy shall be a contract between the insurance company and the Trustee, and shall be held by the Trustee as an asset of the Trust.

     (2) The Trustee shall exercise all rights, options and benefits provided by any policy or permitted by any insurance company with respect to any policy issued by it, including the right to change any provision which shall become operative upon the termination of employment of any Participant. When a Participant's employment is terminated by retirement, disability, death or otherwise, the Trustee may convert such policy into an annuity contract or cash for the benefit of the Trust or may, with the written direction of the Committee, assign and deliver the policy to the Participant. No Participant shall have the right to direct the Trustee with respect to any policy held in the Trust on his life without proceeding through the Committee.

     (3) At the written direction of the Committee, the Trustee shall pay the premiums on any policy held in the Trust, except that the Trustee shall have no duty to pay premiums hereunder unless there are sufficient assets available in the Trust. Purely as a matter of convenience and to facilitate the payment of premiums hereunder, the Employer may pay contributions, for such premiums or for deposit with the Insurer, as appropriate, directly to the Insurer and such payment shall be deemed a contribution to the Trust to the same extent as if payment had been made to the Trustee. All such contributions shall be accompanied by written instructions from the Employer, accounting for the manner in which they are to be credited, the amount of each such credit which is an Employer contribution and the amount, if any, which is a Participant contribution. The Trustee shall accumulate dividends, receive dividends in cash or apply dividends in reduction of premiums. Any dividends payable with respect to any policy as to which there shall be no further premiums due shall be paid in cash to the Trustee and added to the Trust.

     (4) The Trustee, on the direction of the Committee, shall designate the Beneficiary under any such policy, change such Beneficiary from time to time, state the method of settlement to be effective upon the maturity of any policy and change any such method of settlement. No Participant shall have the right to direct the Trustee with respect to the Beneficiary or method of settlement of any such policy, the Participant's rights in this respect being limited to those specified in the Plan.

     (5) The Trustee, on the direction of the Committee, shall have the specific authority to sell, transfer or otherwise dispose of any life insurance policy to the Employer, the insured Participant or a relative of the insured Participant all in accordance with Prohibited Transaction Exemption 92-6.

B.   BOOKS AND RECORDS

     The Trustee shall keep accurate and detailed accounts of all investments, receipts and disbursements, and any other transactions engaged in by the Trust, and all accounts, books and records relating thereto shall be open to inspection at all reasonable times by the Committee or its designated representative. Such accounts, books and records shall be kept in such manner so as to facilitate the collection of information by the Committee for filing the reports required under Part 1 of Subtitle B, Title I of ERISA.

C.   VALUATIONS

     Within ninety (90) days after the end of each fiscal year of the Employer, within ninety (90) days after the removal or resignation of any Trustee, and whenever so requested in writing by the Committee, the Trustee shall value the assets of the Trust and shall file with the

     Committee a written statement reflecting the fair market value of the assets and liabilities of the Trust and the receipts and disbursements of the Trust since the last statement filed with the Committee. If the Trustee, in making any such valuation, shall determine that the Trust consists, in whole or in part, of property not traded freely on a recognized market, or that information necessary to ascertain the fair market value thereof is not readily available to the Trustee, and if the Employer has transferred investment authority to the Committee or to an Investment Manager pursuant to Paragraph C of Article II hereof, the Trustee may request the Committee or the Investment Manager, as the case may be, to instruct the Trustee as to the fair market value of such property for all purposes under the Plan, and in such event, the fair market value placed upon such property by the Committee or the Investment Manager shall be binding and conclusive. If the Committee or the Investment Manager shall fail or refuse to instruct the Trustee as to the fair market value of such property within a reasonable time after receipt of the Trustee's request, the Trustee shall take such action as it deems necessary or advisable to ascertain the fair market value of such property.

D.   DISTRIBUTIONS

     The Trustee shall, from time to time, on the written directions of (a) the Committee or (b) any person or persons to whom the Committee may have delegated its duties with respect to the payment of benefits, make distribution from the Trust to such persons, in such manner, in such amounts, and for such purposes, as may be specified in such directions. Consistent with the fiduciary standard applicable to the Trustee set forth in Article I hereof and in accordance with the assignment of fiduciary duties under the Plan, the Trustee shall incur no liability for any distribution made by it pursuant to the directions of the Committee. The Trustee may make any payment required to be made by it hereunder by mailing its check for the amount thereof to the person to whom such payment is to be made at the address furnished by the Committee, or if no such address shall have been furnished, to such person in care of the Employer at its principal office.

                                    ARTICLE V

                        RESIGNATION OR REMOVAL OF TRUSTEE


Any Trustee may resign at any time upon the giving of sixty (60) days' written notice to the Employer and any Trustee may be removed by the Employer at any time upon the giving of sixty (60) days' written notice. The resignation or removal shall become effective upon the receipt of the written notice, and thereupon the Employer shall appoint a successor Trustee or Trustees, which may be a corporation, one or more individuals or a combination thereof. Notwithstanding the foregoing, however, no resignation or removal of a Trustee shall be effective until a successor has been appointed and the appointment has been accepted. Any successor Trustee shall have the same rights, powers and duties as he would have had as an original Trustee.

                                   ARTICLE VI

               TAXES, EXPENSES AND COMPENSATION OF THE TRUSTEE


A.   TAXES

     The Trustee shall deduct from and charge against the assets of the Trust any taxes paid by it which may be imposed upon the Trust or the income thereof or which the Trustee is required to pay with respect to the interest of any person therein, in which latter event such deduction and charge shall be against the account or accounts of such person.

B.   EXPENSES AND COMPENSATION

     The Employer shall pay to the Trustee annually its expenses in administering the Trust, including, without limitation, fees paid to attorneys, accountants or appraisers, and, in the case of a corporate Trustee only, the Employer shall also pay to the Trustee reasonable compensation for its services as a Trustee hereunder at a rate to be agreed upon in writing from time to time. The Trustee shall have a lien on the assets of the Trust for such expenses and compensation, and the same may be withdrawn from the Trust unless paid by the Employer.

                                   ARTICLE VII

                                    AMENDMENT


Subject to the provisions of Articles XVII and XVIII of the Plan, the Board of Directors reserves the right to terminate this Trust at any time without the consent of the Trustee or of any Beneficiary, and the Trust shall be amended by a written agreement between the Employer and the Trustee.

                                  ARTICLE VIII

                                  MISCELLANEOUS


A.   CO-FIDUCIARY LIABILITY

     Each fiduciary under the Plan and this Trust shall be solely responsible for his own acts or omissions. No fiduciary shall have any liability for a breach of fiduciary responsibility of another fiduciary with respect to the Plan and Trust unless he participates knowingly in such breach, has actual knowledge of such breach and fails to take reasonable remedial action to remedy said breach or, through his negligence in performing his own specific fiduciary responsibilities which give rise to his status as a fiduciary, he has enabled such other fiduciary to commit a breach of the latter's fiduciary responsibility.

B.   NONLIABILITY OF INSURANCE CARRIER

     No Insurance Carrier which shall issue any policy as provided in Section IV-A, above, shall be a party to this Trust, or have any responsibility for the validity of this Trust. The liability of any such Insurance Carrier shall be only as provided in any policy which it may issue. Any Insurance Carrier shall be fully protected from all liability in accepting premium payments from the Trustee and in making payments to or on the direction of the Trustee, without liability as to the application of such payments. Such Insurance Carrier shall be fully protected in dealing with the Trustee as the sole owner of policies held under this Trust, and shall not be liable in assuming that the Trust has not been amended or terminated until notice of any amendment or termination of the Trust has been received by the Insurance Carrier at its home office. No amendment of the Trust shall deprive the Insurance Carrier of any protection except as to policies issued by it after receipt at its home office of notice of the terms of such amendment. The Insurance Carrier shall be fully protected in dealing with the Trustee according to the latest notification received by it at its home office.

C.   IRREVOCABILITY

     Except for such amendments as are permitted under Article VII above, the Trust created under this agreement is irrevocable. Nevertheless, the Employer may at any time in its sole


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
     and absolute discretion discontinue making contributions to the Trust or terminate the Trust in accordance with the provisions of the Plan.

D.   REQUEST FOR INSTRUCTIONS

     In addition to instructions relating to valuation, at any time the Trustee may, by written request, seek instructions from the Committee on any matter and may await the written instructions from the Committee without incurring any liability whatsoever. If at any time the Committee should fail to give directions to the Trustee, the Trustee may act, and shall be protected in acting, without such directions, in such manner as in its discretion seems appropriate and advisable under the circumstances for carrying out the purposes of this Trust.

E.   SPENDTHRIFT CLAUSE

     Except as it may be otherwise provided in Article XX of the Plan, no benefits under this agreement shall be subject in any manner to be anticipated, alienated, sold, transferred, assigned, pledged, encumbered or charged; any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void, nor shall any such benefits in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits as herein provided for him.

F.   DIVERSION OF ASSETS PROHIBITED

     Except as provided in Articles XVIII and XX of the Plan, no portion of the assets in the Trust shall revert to or become the property of the Employer or be diverted to purposes other than for the exclusive benefit of Participants or their Beneficiaries.

G.   GENDER AND NUMBER

     As used in this agreement, the masculine, feminine or neuter gender, the singular or plural number and the use of the collective or the separate shall each be deemed to include the others whenever the context so indicates.

H.   APPLICABLE LAW; SEVERABILITY

     This agreement shall be construed in accordance with ERISA and other pertinent Federal laws, and the laws of the State of Nevada. If any provision of this agreement is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision, and this agreement shall be construed and enforced as if such provisions had not been included.

I.   DEFINITIONS

     The definitions set forth in the Plan are incorporated herein by this reference.

J.   PLAN AND TRUST AGREEMENT CONSTITUTE INTEGRATED PROGRAM

     This Trust Agreement and the Plan are parts of a single, integrated employee benefit system and shall be construed together. In the event of conflict between the terms of this Trust Agreement and the Plan, such conflict shall be resolved in favor of this Trust Agreement.

K.   HEADINGS

     Headings in this Trust are inserted for convenience or reference only and any conflict between such headings and the text shall be resolved in favor of the text.

L.   COUNTERPARTS

     This Trust Agreement and any amendments thereto may be executed in an original and any number of counterparts, each of which shall be deemed to be an original of one and the same instrument.

M.   INDEMNITY

     To the extent not insured against by any insurance company pursuant to provisions of any applicable policy, and to the further extent permissible by law, the Company shall indemnify and hold harmless any individual Trustee from any and all claims, demands, suits and proceedings in connection with the Plan or Trust that may be brought by or on behalf of any employee of the Employer, Participant or Beneficiary, or by any other person, corporation, entity, governmental agency or instrumentality; provided, however, that such indemnification shall not cover acts of willful misconduct.



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
IN WITNESS WHEREOF, the Employer and Trustee hereby execute this Trust
Agreement.


Dated:  December 29th, 1995.
                 --




                                                SAXTON INCORPORATED
                                                     (EMPLOYER)



                                       By: /s/ JAMES C. SAXTON
                                          --------------------------------------
                                                      President



                                       By: /s/ MICHELE SAXTON PORI
                                          --------------------------------------
                                                      Secretary



Accepted this 29th day of December 1995.
              --




                                                       TRUSTEE




                                       ACCEPTED:


                                                 /s/Douglas W. Hensley
                                          --------------------------------------
                                                    Douglas W. Hensley






                                      20